ASTORIA FEDERAL SAVINGS & LOAN ASSOCIATION

                             INCENTIVE SAVINGS PLAN











                            Adopted December 29, 1983
                          Effective as of June 14, 1983
             As Amended and Restated Effective as of January 1, 1994
          Incorporating Amendments No. 1, 2 , 3, 4, 5, 6, 6A, 7, 8 & 9

     The favorable determination letter dated February 26, 2004 only covers amendments 1 through 6A. The favorable determination letter does not cover amendments 7, 8 and 9.


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                                                 TABLE OF CONTENTS

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                                                     Article I

                                                    DEFINITIONS

Section 1.1       Accounts........................................................................................1
Section 1.2       Actual Deferral Percentage......................................................................1
Section 1.3       Affiliated Employer.............................................................................1
Section 1.4       After-Tax Contributions.........................................................................1
Section 1.5       After-Tax Account ..............................................................................1
Section 1.6       Average Actual Deferral Percentage..............................................................2
Section 1.7       Average Contribution Percentage.................................................................2
Section 1.8       Basic Deferred Contribution Limit...............................................................2
Section 1.9       Beneficiary.....................................................................................2
Section 1.10      Board...........................................................................................2
Section 1.11      Break in Service................................................................................2
Section 1.12      Catch-up Deferred Contribution .................................................................2
Section 1.13      Catch-up Deferred Contribution Limit............................................................3
Section 1.14      Code............................................................................................3
Section 1.15      Company.........................................................................................3
Section 1.16      Company Contribution............................................................................3
Section 1.17      Company Contribution  Account...................................................................3
Section 1.18      Compensation....................................................................................3
Section 1.19      Computation Period..............................................................................4
Section 1.20      Contribution Percentage.........................................................................4
Section 1.21      Corporate Insider...............................................................................4
Section 1.22      Deferred Contribution ..........................................................................4
Section 1.23      Deferred Contribution Account...................................................................4
Section 1.24      Designated Beneficiary..........................................................................4
Section 1.25      Disability......................................................................................5
Section 1.26      Discretionary Transaction ......................................................................5
Section 1.27      Domestic Relations Order........................................................................5
Section 1.28      Effective Date..................................................................................6
Section 1.29      Eligible Employee...............................................................................6
Section 1.30      Eligibility Computation Period..................................................................6
Section 1.31      Employee........................................................................................6
Section 1.32      Employer Stock Fund.............................................................................6
Section 1.33      Employment Commencement Date....................................................................6
Section 1.34      Employment Recommencement Date..................................................................6
Section 1.35      Entry Date......................................................................................6
Section 1.36      ERISA...........................................................................................6
Section 1.39      Family Member...................................................................................7
Section 1.40      Fiduciaries.....................................................................................7

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Section 1.41      Five Percent Owner..............................................................................7
Section 1.42      Forfeitures.....................................................................................7
Section 1.43      Former Member...................................................................................7
Section 1.44      Hardship........................................................................................7
Section 1.45      Highly Compensated Employee.....................................................................7
Section 1.46      Hour of Service ................................................................................9
Section 1.47      Investment Fund ................................................................................9
Section 1.48      Maternity and Paternity Leave...................................................................9
Section 1.49      Member..........................................................................................9
Section 1.50      Normal Retirement Date.........................................................................10
Section 1.51      Officer........................................................................................10
Section 1.52      Plan...........................................................................................10
Section 1.53      Plan Administrator.............................................................................10
Section 1.54      Plan Year......................................................................................10
Section 1.55      Profits........................................................................................10
Section 1.56      Qualified Domestic Relations Order.............................................................10
Section 1.57      Qualified Military Leave.......................................................................11
Section 1.58      Retroactive Company Contribution...............................................................11
Section 1.59      Retroactive Deferred Contribution..............................................................11
Section 1.60      Retroactive Safe Harbor Contribution...........................................................11
Section 1.61      Rollover Account...............................................................................11
Section 1.62      Rollover Contribution..........................................................................11
Section 1.63      Safe Harbor Account............................................................................11
Section 1.64      Safe Harbor Contribution.......................................................................12
Section 1.65      Share..........................................................................................12
Section 1.66      Total Compensation.............................................................................12
Section 1.67      Trust..........................................................................................12
Section 1.68      Trust Agreement................................................................................12
Section 1.69      Trust Fund.....................................................................................13
Section 1.70      Trustee........................................................................................13
Section 1.71      Valuation Date.................................................................................13
Section 1.72      Vesting Computation Period.....................................................................13
Section 1.73      Year of Eligibility Service....................................................................13
Section 1.74      Year of Vesting Service........................................................................13

                                                    ARTICLE II

                                                SPECIAL SITUATIONS

Section 2.1       Military Service...............................................................................14
Section 2.2       Maternity and Paternity Leave..................................................................14
Section 2.3       Leave of Absence...............................................................................15
Section 2.4       Family and Medical Leave.......................................................................15


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                                                    ARTICLE III

                                              MEMBERSHIP IN THE PLAN

Section 3.1       Eligibility for Participation..................................................................15
Section 3.2       Commencement of Membership.....................................................................17
Section 3.3       Termination of Membership......................................................................17
Section 3.4       Membership After a Break in Service............................................................17

                                                    ARTICLE IV

                                          ELECTIVE DEFERRED CONTRIBUTIONS

Section 4.1       Deferred Contributions.........................................................................18
Section 4.2       Changes in Rate of Deferred Contributions......................................................18
Section 4.3       Rollover Contributions.........................................................................18
Section 4.4       Retroactive Deferred Contributions.............................................................18
Section 4.5       Catch-up Deferred Contributions................................................................19
Section 4.6       ESOP Transfer Contributions....................................................................20
Section 4.7       Delivery of Contributions for Investment.......................................................20
Section 4.8       Suspension of Contributions....................................................................20

                                                     ARTICLE V

                                           CONTRIBUTIONS BY THE COMPANY

Section 5.1       Company Contributions..........................................................................21
Section 5.2       Safe Harbor Contributions......................................................................21
Section 5.3       Retroactive Company Contributions..............................................................22
Section 5.4       Delivery of Contributions for Investment.......................................................22

                                                    ARTICLE VI

                                           LIMITATIONS ON CONTRIBUTIONS

Section 6.1       Limitations on Deferred Contributions Credited
                  to Members' Deferred Contribution Accounts.....................................................22
Section 6.2       Limitations on Contributions and Forfeitures...................................................24
Section 6.3       Limitations on Deferred Contributions by Highly
                  Compensated Employees..........................................................................27
Section 6.4       Limitations on Company Contributions...........................................................29
Section 6.5       Aggregate Limitation on Actual Deferral Percentage
                  and Contribution Percentage....................................................................31


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                                                    ARTICLE VII

                                             SAFE HARBOR CONTRIBUTIONS

Section 7.1       Allocation of Safe Harbor Contributions........................................................32

                                                   ARTICLE VIII

                                                      VESTING

Section 8.1       Vesting Schedule...............................................................................32
Section 8.2       Vesting Upon Death or Attaining Age 65.........................................................33
Section 8.3       Forfeitures....................................................................................33
Section 8.4       Vesting of an Excluded Employee................................................................35

                                                    ARTICLE IX

                                                    PLAN ASSETS

Section 9.1       Control of Assets..............................................................................35
Section 9.2       The Investment Funds...........................................................................35
Section 9.3       Investment Directions..........................................................................35
Section 9.4       Change of Investment Directions................................................................36
Section 9.5       Transfers Among Investment Funds...............................................................36
Section 9.6       Transfer of Assets in Merger with The Long
                  Island Savings Bank 401(k) Savings Plan........................................................36
Section 9.7       Valuation of Accounts..........................................................................36
Section 9.8       Statements of Account..........................................................................37
Section 9.9       Administration to Comply with Section 404(c)...................................................37
Section 9.10      Pass-through Rights............................................................................37
Section 9.11      Fiduciary Obligation to Implement Instructions.................................................37

                                                     ARTICLE X

                                        INVESTMENTS IN EMPLOYER STOCK FUND
Section 10.1      In General.....................................................................................37
Section 10.2      Restrictions on Investments by Corporate Insiders..............................................37
Section 10.3      Compliance with Securities Laws................................................................39
Section 10.4      Voting Rights..................................................................................39
Section 10.5      Tender  Rights.................................................................................40
Section 10.6      Appraisal Rights...............................................................................40


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                                                    ARTICLE XI

                                              DISTRIBUTIONS AND LOANS
Section 11.1      In General.....................................................................................41
Section 11.2      Loans..........................................................................................41
Section 11.3      Withdrawals During Employment..................................................................45
Section 11.4      Distributions on Termination of Employment.....................................................47
Section 11.5      Payments to Beneficiaries......................................................................48
Section 11.6      Distribution in Shares.........................................................................49
Section 11.7      Direct Rollovers...............................................................................50
Section 11.8      Minimum Distribution Requirements..............................................................51

                                                    ARTICLE XII

                                                  ADMINISTRATION

Section 12.1      Plan Administrator.............................................................................53
Section 12.2      Plan Administrator's Powers and Responsibilities...............................................53
Section 12.3      Claims Procedure...............................................................................54
Section 12.4      Claims Review Procedure........................................................................55
Section 12.5      Allocation of Fiduciary Responsibilities and
                  Employment of Advisors.........................................................................55
Section 12.6      Other Administrative Provisions................................................................56

                                                   ARTICLE XIII

                                             AMENDMENT AND TERMINATION

Section 13.1      Amendment and Termination......................................................................57
Section 13.2      Amendment or Termination Other Than by Astoria
                  Federal Savings and Loan Association...........................................................57
Section 13.3      Conformity to U.S. Internal Revenue Code.......................................................57
Section 13.4      Contingent Nature of Contributions.............................................................58

                                                    ARTICLE XIV

                                      SPECIAL RULES FOR TOP HEAVY PLAN YEARS

Section 14.1      In General.....................................................................................58
Section 14.2      Determination of Top Heavy Plan................................................................58
Section 14.3      Determination Date.............................................................................59
Section 14.4      Cumulative Accrued Benefits....................................................................59
Section 14.5      Key Employees..................................................................................60
Section 14.6      Required Aggregation Group.....................................................................60

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Section 14.7      Permissible Aggregation Group..................................................................61
Section 14.8      Special Requirements During Top Heavy Plan Years...............................................61

                                                    ARTICLE XV

                                             MISCELLANEOUS PROVISIONS

Section 15.1      Governing Law..................................................................................62
Section 15.2      Headings.......................................................................................62
Section 15.3      No Right to Continued Employment...............................................................62
Section 15.4      Construction of Language.......................................................................62
Section 15.5      Merger with Other Plans........................................................................62
Section 15.6      Non-alienation of Benefits.....................................................................63
Section 15.7      Procedures Involving Domestic Relations Orders.................................................63
Section 15.8      Enforceability.................................................................................64
Section 15.9      Effect of Restatement..........................................................................64

                                                    ARTICLE XVI

                                     SPECIAL RULES FOR FORMER PARTICIPANTS IN
                                 THE LONG ISLAND SAVINGS BANK 401(K) SAVINGS PLAN

Section 16.1      Merger with LISB Plan..........................................................................64
Section 16.2      Accounts of LISB Participants..................................................................64
Section 16.3      Status as Member...............................................................................65
Section 16.4      Distribution Provisions........................................................................65


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                   ASTORIA FEDERAL SAVINGS & LOAN ASSOCIATION
                             INCENTIVE SAVINGS PLAN

                                    ARTICLE I

                                   DEFINITIONS

                  For purposes of the Plan, the following words and phrases shall have the following meanings, unless a different meaning is plainly required by the context:

                  SECTION 1.1 ACCOUNTS means, with respect to any person, the aggregate of such of the Company Contribution Account, Safe Harbor Account, Deferred Contribution Account, Rollover Account and ESOP Transfer Account as shall be established under the Plan for such person.

                  SECTION 1.2 ACTUAL DEFERRAL PERCENTAGE means, for any Eligible Employee, the ratio (expressed as a percentage) of: (a) the amount for each Plan Year of (i) such Eligible Employee's Deferred Contributions not included in computing his Contribution Percentage, plus (ii) if necessary to comply with the limitations of section 6.3(a) (and, for Plan Years beginning after December 31, 1996, subject to such conditions as may be imposed by or under the authority of the Secretary of the Treasury), any Safe Harbor Contributions made under section
5.2 not included in computing his Contribution Percentage; to (b) his Total Compensation for such Plan Year. For purposes of this section 1.2, Retroactive Deferred Contributions shall be treated as Deferred Contributions for the Plan Year included in a period of Qualified Military Service for which they are made, and not for the Plan Year during which they are made. For Plan Years beginning after December 31, 2001, Catch-up Deferred Contributions, if any, shall be not taken into account in computing the Actual Deferral Percentage of any Eligible Employee.

                  SECTION 1.3 AFFILIATED EMPLOYER means any corporation which is a member of a controlled group of corporations (as defined in section 414(b) of the Code) that includes the Company; any trade or business (whether or not incorporated) that is under common control (as defined in section 414(c) of the
Code) with the Company; any organization (whether or not incorporated) that is a member of an affiliated service group (as defined in section 414(m) of the Code) that includes the Company; any leasing organization (as defined in section 414(n) of the Code) to the extent that any of its employees are required pursuant to section 414(n) of the Code to be treated as employees of the Company; and any other entity that is required to be aggregated with the Company pursuant to regulations under section 414(o) of the Code. An entity shall be considered an Affiliated Employer only for such period of time as it is described in this section 1.3.

                  SECTION 1.4 AFTER-TAX CONTRIBUTIONS shall mean contributions made by participants under the Long Island Savings Bank 401(k) Savings Plan prior to its merger into this Plan that were not treated as "elective deferrals" under section 402(g) of the Code.

                  SECTION 1.5 AFTER-TAX ACCOUNT means an account established for each Member to which are credited all of such Member's After-Tax Contributions, together with all earnings and appreciation thereon, and against which are charged any withdrawals that may be permitted and any losses, depreciation or expenses allocable to amounts credited to such account.




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                  SECTION 1.6 AVERAGE ACTUAL DEFERRAL PERCENTAGE means, for any group of Eligible Employees, the arithmetic average (expressed as a percentage) of the Actual Deferral Percentages of all Eligible Employees in the specified group. An Eligible Employee in the specified group whose Actual Deferral Percentage is zero shall be included in determining such average.

                  SECTION 1.7 AVERAGE CONTRIBUTION PERCENTAGE means, for any group of Eligible Employees, the arithmetic average (expressed as a percentage) of the Contribution Percentages for all Eligible Employees in the specified group. An Eligible Employee in the specified group whose Contribution Percentage is zero shall be included in determining such average.

                  SECTION 1.8 BASIC DEFERRED CONTRIBUTION LIMIT means, for any Member for any Plan Year the maximum dollar amount of Deferred Contributions which such Member is permitted to make for such Plan Year, after taking into account any limitation on Deferred Contributions otherwise imposed under the Plan or the Code, including but not limited to: (a) the maximum percentage limitation on Basic Deferred Contributions imposed under section 4.1; (b) the maximum dollar limit on Deferred Contributions imposed under section 6.1; (c) the limitation on Annual Additions under section 6..2; and (d) in the case of a Member who is a Highly Compensated Employee, the effects of the limitations on the Average Deferral Percentage for Highly Compensated Employees under section 6.3.

                  SECTION 1.9 BENEFICIARY means the person or persons designated by a Member or Former Member, or otherwise determined to be entitled to a benefit under the Plan, under Article XI. If more than one person is designated, each shall have an equal share unless the person making the designation directed otherwise. The word "person" includes an individual, a trust, an estate or any other person that is permitted under applicable law to be named as a Beneficiary.

                  SECTION 1.10 BOARD means the Board of Directors of the Company.

                  SECTION 1.11 BREAK IN SERVICE means any Vesting Computation Period in which an Employee does not receive credit for more than five hundred
(500) Hours of Service. A "Break-in- Service" shall not be deemed to have occurred during the first twelve (12) calendar months of an Employee's service if the Employee completes at least five hundred (500) Hours of Service during such twelve-month period. A "Break-in-Service" shall not be deemed to have occurred during an authorized leave of absence unless the Employee fails to return to service at the end of his leave of absence. A "Break-in-Service" shall not be deemed to occur because an Employee fails to complete more than five hundred (500) Hours of Service during a Vesting Computation Period solely because of his retirement, Disability or death during the Vesting Computation Period.

                  SECTION 1.12 CATCH-UP DEFERRED CONTRIBUTION means for any Member for any Plan Year that begins after December 31, 2001 means that portion of the Member's Deferred Contributions for the Plan Year that are in excess of the Basic Deferred Contribution Limit for such Member for such Plan Year but not in excess of the Catch-up Deferred Contribution Limit for such Member for such Plan Year.

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                  SECTION 1.13 CATCH-UP DEFERRED CONTRIBUTION LIMIT means, for any member for any Plan Year that begins after December 31, 2001, the maximum dollar amount of Catch-up Deferred Contributions which such Member is permitted to make, as determined in accordance with section 4.5(b).

                  SECTION 1.14 CODE means the Internal Revenue Code of 1986 (including the corresponding provision of any succeeding law).

                  SECTION 1.15 COMPANY means Astoria Federal Savings and Loan Association, and any other corporation or trade or business which, with the approval of the Board of Directors of Astoria Federal Savings and Loan Association and subject to such conditions as may be imposed by the Board of Directors of Astoria Federal Savings and Loan Association, adopts this Plan.

                  SECTION 1.16 COMPANY CONTRIBUTION means the amount contributed by the Company out of its current or accumulated profits in accordance with section 5.1.

                  SECTION 1.17 COMPANY CONTRIBUTION ACCOUNT means an account established for each Member to which are credited Company Contributions under section 5.1, together with all earnings and appreciation thereon, and against which are charged any withdrawals of amounts credited to such account, and losses, depreciation and expenses allocable to amounts credited to such account.

                  SECTION 1.18 COMPENSATION during any period means the basic remuneration paid to an Employee by the Company during such period, including salary, wages, commissions and continuation payments to an Employee who is absent for sickness or disability, plus the amount by which such Employee's remuneration with respect to such period has been reduced pursuant to a compensation reduction agreement under any qualified cash or deferred arrangement described in section 401(k) of the Code and maintained by the Company, any tax-deferred annuity described in section 403(b) of the Code and maintained by the Company, any salary reduction simplified employee pension plan described in section 125 of the Code and maintained by the Company or any cafeteria plan described in section 125 of the Code and maintained by the Company, any salary reduction qualified transportation fringe benefits program described in section 132(f) of the Code and maintained by the Company or any Affiliated Employer, and, beginning January 1, 2004, amounts paid under the PEAK Incentive Program, but excluding bonuses, fees, overtime pay, expenses, meal allowances, accrued vacation upon termination of employment, and receipts from, or contributions by the Company to, this Plan, or any public or private pension, insurance, welfare or other employee benefit plan. In no event shall an Employee's Compensation (a) for any calendar year beginning after December 31, 1988 and before January 1, 1994 include any compensation in excess of $200,000 (or such other amount as may be permitted under section 401(a)(17) of the Code) and (b) for any calendar year beginning after December 31, 1993 and before January 1, 2002 include any compensation in excess of $150,000 (or such other amount as may be permitted under section 401(a)(17) of the Code) and (c) for any calendar year beginning after December 31, 2001 include any compensation in excess of $200,000 (or such other amount as may be permitted under section 401(a)(17) of the Code). For purposes of applying the foregoing limitation in any Plan Year beginning before January 1, 1997 to any person who is a Five Percent Owner or who is one of the 10 Highly Compensated Employees with the highest Total Compensation (determined prior to the

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application of this sentence), any Compensation paid to the spouse of such person or to any lineal descendant of such person who has not attained age 19 on or before the last day of such calendar year shall be deemed to have been paid to such person.

                  SECTION 1.19 COMPUTATION PERIOD means an Eligibility Computation Period or a Vesting Computation Period.

                  SECTION 1.20 CONTRIBUTION PERCENTAGE means, for any Eligible Employee, the ratio (expressed as a percentage) of: (a) the amount for each Plan Year of (i) the Company Contributions under Article V, plus (ii) if and to the extent that the Plan Administrator so elects (and, for Plan Years beginning after December 31, 1996, subject to such conditions as may be imposed by or under the authority of the Secretary of the Treasury), the Deferred Contributions and Safe Harbor Contributions not included in computing his Actual Deferral Percentage; to (b) his Total Compensation for such Plan Year. For purposes of this section 1.18, any Company Contributions related to Retroactive Deferred Contributions shall be treated as Company Contributions for the Plan Year included in the period of Qualified Military Service for which they are made, and not for the Plan Year during which they are made.

                  SECTION 1.21 CORPORATE INSIDER means any person who is required to file reports with the Securities and Exchange Commission with respect to Shares of Astoria Financial Corporation pursuant to section 16 of the Securities Exchange Act of 1934, as amended.

                  SECTION 1.22 DEFERRED CONTRIBUTION means, for any Member for any payroll period, amounts which are contributed to the Plan by the Company for such payroll period pursuant to section 4.1 and which are treated as "elective deferrals" for purposes of section 402(g) of the Code.

                  SECTION 1.23 DEFERRED CONTRIBUTION ACCOUNT means an account established for each Member to which are credited all of such Member's Deferred Contributions, together with all earnings and appreciation thereon, and against which are charged any withdrawals that may be permitted and any losses, depreciation or expenses allocable to amounts credited to such account.

                  SECTION 1.24 DESIGNATED BENEFICIARY means a natural person designated by a Member or Former Member as a Beneficiary under section 11.5 and shall not include any Beneficiary designated by a person other than a Member or Former Member or any Beneficiary other than a natural person. If a natural person is the beneficiary of a trust which a Member or Former Member has named as his Beneficiary, such natural person shall be treated as a Designated Beneficiary if: (a) the trust is a valid trust under applicable state law (or would be a valid trust except for the fact that it does not have a corpus); (b) the trust is irrevocable or will, by its terms, become irrevocable upon the death of the Member or Former Member; (c) the beneficiaries of the trust who are beneficiaries with respect to the trust's interest as a Beneficiary are identifiable from the terms of the trust investment; and (d) the following information is furnished to the Plan Administrator:

                           (i) by the Member or Former Member, if any
                  distributions are required to be made pursuant to section 11.8 prior to the death of the Member or Former Member and (in the case of distributions after December 31, 2002 only) the Member's or Former Member's spouse is his sole primary

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                  Beneficiary, either (A) a copy of the trust instrument,
                  together with a written undertaking by the Member or Former Member to furnish a copy of any subsequent amendment to the Plan Administrator within a reasonable time after such amendment is made; or (B)(I) a list of all of the beneficiaries of the trust (including contingent and remainderman beneficiaries with a description of the conditions on their entitlement); (II) a certification of the Member or Former Member to the effect that, to the best of his knowledge, such list is correct and complete and that the conditions of paragraphs (a), (b) and (c) of this section are satisfied; (III) a written undertaking to provide a new certification to the extent that an amendment changes any information previously certified; and (IV) a written undertaking to furnish a copy of the trust instrument to the Plan Administrator on demand; and

                           (ii) by the trustee of the trust within nine months
                  after the death of the Member or Former Member (prior to January 1, 2003) or by October 31st of the first calendar year that begins after the death of the Member or Former Member (subsequent to December 31, 2002), if any distributions are required to be made pursuant to section 11.8 after the death of the Member or Former Member, either (A) a copy of the actual trust instrument for the trust; or (B)(I) a final list of all of the beneficiaries of the trust (including contingent and remainderman beneficiaries with a description of the conditions on their entitlement) as of the date of death (prior to January 1, 2003) or as of September 30th of the first calendar year that begins after the date of death (subsequent to December 31, 2002); (II) a certification of the trustee to the effect that, to the best of his knowledge, such list is correct and complete and that the conditions of paragraphs (a), (b) and (c) of this section are satisfied; and
                  (III) a written undertaking to furnish a copy of the trust instrument to the Plan Administrator on demand.

                  SECTION 1.25 DISABILITY means, with respect to any person, a determination that upon application by such person that he is qualified for disability benefits under the Company's Long Term Disability Plan due to an injury or illness which prevents him from performing the duties of his occupation, so as to be considered totally and permanently disabled as certified by a physician agreed upon by both such person and the Company.

                  SECTION 1.26 DISCRETIONARY TRANSACTION means a transaction pursuant to this Plan or any other employee benefit plan maintained by the Company or any affiliated of the Company that: (a) is effected at the volition of a Corporate Insider; (b) results, directly or indirectly, in the acquisition or disposition of beneficial ownership of Shares by the Corporate Insider; (c) is not made in connection with the death, disability, retirement or termination of employment of the Corporate Insider; (d) is not required to be made available to the Corporate Insider pursuant to any provision of the Code applicable to the plan; and (e) results in either an intra-plan transfer involving Shares or investment fund which invests in Shares or a cash distribution funded by a volitional disposition of Shares or a beneficial interest in Shares.

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                  SECTION 1.27 DOMESTIC RELATIONS ORDER means a judgment, decree or order (including the approval of a property settlement) that is made pursuant to a state domestic relations or community property law and relates to the provision of child support, alimony payments, or marital property rights to a spouse, child or other dependent of a Member or Former Member.

                  SECTION 1.28 EFFECTIVE DATE means March 1, 1986.

                  SECTION 1.29 ELIGIBLE EMPLOYEE means an Employee who satisfies the eligibility requirements to be a Member, whether or not he has elected to become a Member.

                  SECTION 1.30 ELIGIBILITY COMPUTATION PERIOD with respect to any Employee means: (a) the 12-consecutive-month period beginning on such Employee's Employment Commencement Date or Employment Recommencement Date; and
(b) each Plan Year beginning after such Employee's Employment Commencement Date or Employment Recommencement Date and before a Break in Service.

                  SECTION 1.31 EMPLOYEE means any person who is employed by the Company.

                  SECTION 1.32 EMPLOYER STOCK FUND means an Investment Fund the purpose of which is to invest primarily in Shares.

                  SECTION 1.33 EMPLOYMENT COMMENCEMENT DATE means the date upon which an Employee is first credited with an Hour of Service.

                  SECTION 1.34 EMPLOYMENT RECOMMENCEMENT DATE means the date upon which Employee is first credited with an Hour of Service after a Break in Service.

                  SECTION 1.35 ENTRY DATE means: (a) prior to June 30, 1990, the Effective Date and each March 1st and September 1st thereafter; (b) on and after June 30, 1990, and prior to September 30, 1994, July 1, 1990 and each January 1st and July 1st thereafter; (c) on and after September 30, 1994, and prior to January 1, 2001, October 1, 1994 and each January 1st, April 1st, July 1st and October 1st thereafter; and (d) on and after January 1, 2001, the first day of each pay period.

                  SECTION 1.36 ERISA means the Employee Retirement Income Security Act of 1974, as amended from time to time (including the corresponding provisions of any succeeding law).

                  SECTION 1.37 ESOP TRANSFER ACCOUNT means, for any Member who has made an ESOP Transfer Contribution, an account established for such Member to which are credited all of such Member's ESOP Transfer Contributions, together with all earnings and appreciation thereon, and against which are charged any withdrawals that may be permitted and any losses, depreciation or expenses allocable to amounts credited to such account.

                  SECTION 1.38 ESOP TRANSFER CONTRIBUTION means, for any Member, a direct transfer of all or any portion of such Member's account balance under the Astoria Federal Savings and Loan Association Employee Stock Ownership Plan that is transferred to this Plan at the election of the Member pursuant to the investment diversification provisions of the Astoria Federal Savings and Loan Association Employee Stock Ownership Plan.

                  SECTION 1.39 FAMILY MEMBER means, with respect to any person, such person's spouse and lineal ascendants or descendants and the spouses of such lineal ascendants or descendants.

                  SECTION 1.40 FIDUCIARIES means the Company, the Plan Administrator, and the Trustee, but only with respect to the specific responsibilities of each for Plan and Trust administration, all as described in this Plan and the Trust Agreement.

                  SECTION 1.41 FIVE PERCENT OWNER means, for any Plan Year, a person who, during such Plan Year, owned (or was considered as owning for purposes of section 318 of the Code): (a) more than 5% of the value of all classes of outstanding stock of the Company; or (b) stock possessing more than 5% of the combined voting power of all classes of outstanding stock of the Company.

                  SECTION 1.42 FORFEITURES means the portion of a Member's Company Contribution Account which is forfeited because of a Break-in-Service in accordance with the Plan's vesting schedule.

                  SECTION 1.43 FORMER MEMBER means a person who was a Member and whose membership in the Plan has terminated, pursuant to section 3.3.

                  SECTION 1.44 HARDSHIP means a condition described in section 11.3(b)(i).

                  SECTION 1.45      HIGHLY COMPENSATED EMPLOYEE means:

                  (a) with respect to a Plan Year beginning after December 31, 1985 and before January 1, 1997, any Employee or person employed by an Affiliated Employer who:

                           (i) at any time during such Plan Year or the
                  immediately preceding Plan Year was a Five Percent Owner;

                           (ii) is a member of the group consisting of the 100
                  Employees and persons employed by any Affiliated Employer who receive the greatest Total Compensation for such Plan Year and during such Plan Year:

                                    (A) received Total Compensation for such
                           Plan Year in excess of $75,000 (or such greater amount as may be permitted under section 414(q) of the Code); or

                                    (B) received Total Compensation for such
                           Plan Year in excess of both (I) $50,000 (or such greater amount as may be permitted under section 414(q) of the Code) and (II) the Total Compensation for such Plan Year of at least 80% of the Employees and persons employed by any Affiliated Employer for such Plan Year; or

                                    (C) was an Officer and received Total
                           Compensation for such Plan Year in excess of 50% of the amount in effect under section 415(b)(1)(A) of the Code for such Plan Year; or

                           (iii) during the immediately preceding Plan Year:

                                    (A) received Total Compensation for such
                           Plan Year in excess of $75,000 (or such greater amount as may be permitted under section 414(q) of the Code);

                                    (B) received Total Compensation for such
                           Plan Year in excess of both (I) $50,000 (or such greater amount as may be permitted under section 414(q) of the Code) and (II) the Total Compensation for such Plan Year of at least 80% of the Employees and persons employed by any Affiliated Employers for such Plan Year; or

                                    (C) was an Officer and received Total
                           Compensation for such Plan Year in excess of 50% of the amount in effect under section 415(b)(1)(A) of the Code for such Plan Year; and

                  (b) with respect to a Plan Year beginning after December 31, 1996, any Employee or person employed by an Affiliated Employer who:

                           (i) was a Five Percent Owner at any time during such
                  Plan Year or any prior Plan Year; or

                           (ii) received Total Compensation from the Employer
                  and all Affiliated Employers during the immediately preceding Plan Year (A) in excess of $80,000 (or such other amount as may be prescribed by the Secretary of the Treasury pursuant to section 415(d) of the Code); and (B) if elected by the Plan Administrator in such form and manner as the Secretary of the Treasury may prescribe in excess of the Total Compensation received for such preceding Plan Year by at least 80% of the Employees and persons employed by Affiliated Employers.

The determination of who is a Highly Compensated Employee will be made in accordance with section 414(q) of the Code and the regulations thereunder. For purposes of applying any provisions of the Plan applicable to Highly Compensated Employees, in the case of any person who is a Family Member of a Five Percent Owner or of one of the 10 Highly Compensated Employees with the highest Total Compensation for a Plan Year, any Total Compensation or Compensation paid to such person, as well as any contributions made by or for such person under this Plan, shall be attributed to the Five Percent Owner or Highly Compensated Employee.

                  SECTION 1.46 HOUR OF SERVICE means, with respect to any person:

                  (a) each hour for which such person is paid, or entitled to payment for the performance of duties for the Company or an Affiliated Employer;

                  (b) each hour for which such person is paid, or entitled to payment by the Company or an Affiliated Employer on account of a period during which no duties are performed due to vacation, holiday, illness, incapacity (including disability), layoff, jury duty, military duty, or leave of absence. Hours under paragraph (b) of this section shall be calculated and credited pursuant to section 2530.200b-2 of the Department of Labor's regulations (or any successor regulation), which are incorporated herein by reference; and

                  (c) each hour for which back pay, irrespective of mitigation of damages, is either awarded or agreed to by the Company or an Affiliated Employer; PROVIDED, HOWEVER, that such hours have not previously been credited under either paragraph (a) or (b) of this section; and, provided, further, that not more than 501 Hours of Service shall be credited under paragraph (b) of this section to such person on account of a single continuous period during which such person performs no duties for the Company or an Affiliated Employer whether or not such period occurs in a single Plan Year. Hours under this paragraph (c) shall be credited to the person for the Computation Period or Computation Periods to which the award or agreement pertains, rather than the Computation Period in which the award, agreement or payment is made.

Anything in this section to the contrary notwithstanding, no Hours of Service shall be credited for a payment made or due under a plan maintained solely for the purpose of complying with applicable workmen's compensation or disability insurance laws, or a payment which solely reimburses any person for medical or medically-related expenses incurred by such person. With respect to an individual employed by Long Island Bancorp, Inc. or The Long Island Savings Bank, F.S.B. (or any of their respective subsidiaries) as of September 30, 1998 who becomes an Employee on October 1, 1998, Hours of Service recognized under The Long Island Savings Bank, F.S.B. 401(k) Savings Plan as of September 30, 1998 for any Computation Period that includes September 30, 1998 shall be recognized as Hours of Service for such Computation Period under the Plan.

                  SECTION 1.47 INVESTMENT FUND means such investment funds as may be established from time to time by the Plan Administrator for the investment of Accounts.

                  SECTION 1.48 MATERNITY AND PATERNITY LEAVE means a person's absence from work for the Company and all Affiliated Employers: (a) by reason of the pregnancy of such person; (b) by reason of the birth of a child of such person; (c) by reason of the adoption of a child by such person; or (d) for purposes of caring for a child of such person immediately following the birth of the child or the adoption of the child by such person.

                  SECTION 1.49 MEMBER means any person who has satisfied the eligibility requirements set forth in section 3.1, who has become a Member in accordance with section 3.2, and whose membership has not terminated under section 3.3. An Employee who has made a Rollover Contribution shall also be deemed to be a Member, except that no contributions (other than a Rollover Contribution) shall be made for and no Forfeitures shall be allocated to such Employee until he has satisfied the eligibility requirements set forth in section 3.1 and become a Member in accordance with section 3.2.

                  SECTION 1.50 NORMAL RETIREMENT DATE means the first day of the calendar month coincident with or immediately following the Member's 65th birthday.

                  SECTION 1.51 OFFICER means an employee who is an administrative executive in regular and continued service with the Company or any Affiliated Employer; PROVIDED, HOWEVER, that at no time shall more than the lesser of (a) 50 employees of the Company and all Affiliated Employers or (b) the greater of (i) 3 employees of the Company and all Affiliated Employers or
(ii) 10% of all employees of the Company and all Affiliated Employers be treated as Officers. The determination of whether an employee is to be considered an Officer shall be made in accordance with section 416(i) of the Code.

                  SECTION 1.52 PLAN means the Astoria Federal Savings and Loan Association Incentive Savings Plan, as from time to time amended and revised.

                  SECTION 1.53 PLAN ADMINISTRATOR means the Company or any person, committee, corporation or organization appointed pursuant to section
12.1 to perform the responsibilities of that office.

                  SECTION 1.54 PLAN YEAR means: (a) prior to March 1, 1989, the twelve-month period beginning on March 1, 1986 and each March 1st thereafter;
(b) the period beginning on March 1, 1989 and ending December 31, 1989; and (c) after December 31, 1989, the twelve-month period beginning on January 1, 1990 and each January 1st thereafter.

                  SECTION 1.55 PROFITS means the net income of the Company as determined by its accountants in accordance with usual accounting practices, but before deductions for contributions to this Plan or any other pension or profit-sharing plan which qualifies under the requirements of the Internal Revenue Code and before provision for state and federal income taxes. Any such determination of Profits shall be conclusive, final and binding upon all persons, and no inquiry shall be made into the books and records of the Company by any person for the purpose of ascertaining the Profits.

                  SECTION 1.56 QUALIFIED DOMESTIC RELATIONS ORDER means a Domestic Relations Order that: (a) clearly specifies (i) the name and last known mailing address of the Member or Former Member and of each person given rights under such Domestic Relations Order, (ii) the amount or percentages of the Member's or Former Member's benefits under this Plan to be paid to each person covered by such Domestic Relations Order, (iii) the number of payments or the period to which such Domestic Relations Order applies, and (iv) the name of this Plan; and (b) does not require the payment of a benefit in a form or amount that is (i) not otherwise provided for under the Plan, or (ii) inconsistent with a previous Qualified Domestic Relations Order.

                  SECTION 1.57 QUALIFIED MILITARY LEAVE means with respect to any person on any date, any service in the uniformed services of the United States (as defined in chapter 43 of Title 38 of the United States Code) completed prior to such date, but only if, on such date, such person is entitled to re-employment rights with respect to the Company or any Affiliated Employer on account of such service.

                  SECTION 1.58 RETROACTIVE COMPANY CONTRIBUTION means a Company Contribution made with respect to a Retroactive Deferred Contribution in accordance with section 5.3.

                  SECTION 1.59 RETROACTIVE DEFERRED CONTRIBUTION means a Deferred Contribution made on a retroactive basis in respect of a period of Qualified Military Service in accordance with section 4.4.

                  SECTION 1.60 RETROACTIVE SAFE HARBOR CONTRIBUTION means a Safe Harbor Contribution made on a retroactive basis in respect of a period of Qualified Military Service in accordance with section 5.2(b).

                  SECTION 1.61 ROLLOVER ACCOUNT means an account established for each Employee making a Rollover Contribution to which are credited all Rollover Contributions made by such Employee and all earnings or appreciation thereon, and against which are charged any withdrawals that may be permitted and any losses, depreciation or expenses allocable to amounts credited to such account.

                  SECTION 1.62 ROLLOVER CONTRIBUTION means a contribution to an Employee's Rollover Account in the Plan of amounts of money or property received by an Employee

                  (a) from another qualified plan or individual retirement account or annuity (but only to the extent that the amounts of such individual retirement account or annuity represent distributions from a qualified retirement plan, plus any earnings thereon); or

                  (b) after December 31, 2001, from any eligible state deferred compensation plan described in section 457 of the Code which is maintained by an eligible employer described in section 457(e)(1)(A) of the Code, or from any tax- deferred annuity described in section 403(b) of the Code; or

                  (c) an individual retirement account or annuity (but only to the extent that the amounts of such individual retirement account or annuity represent distributions described in section 1.59(a) or (b), plus any earnings thereon);

that would otherwise be included in the Employee's income for federal income tax purposes and that may be rolled over into this Plan under the Code without adversely affecting the qualification of this Plan.

                  SECTION 1.63 SAFE HARBOR ACCOUNT means an account established for each Member to which are credited Safe Harbor Contributions, together with all earnings and appreciation thereon, and against which are charged any withdrawals of amounts credited to such account and losses, depreciation and expenses allocable to amounts credited to such account.

                  SECTION 1.64 SAFE HARBOR CONTRIBUTION means an amount contributed by the Company pursuant to section 5.2.

                  SECTION 1.65 SHARE means a share of common stock, par value $.01, of Astoria Financial Corporation.

                  SECTION 1.66 TOTAL COMPENSATION with respect to any person for any period means the total remuneration paid to such person during such period by the Company and all Affiliated Employers which is required to be reported to such person on a written statement under section 6041(d), 6051(a)(3) and 6052 of the Code. In addition:

                  (a) for purposes of applying section 6.2 in Limitation Years beginning after December 31, 1997 and identifying those persons who are Highly Compensated Employees, each person's Total Compensation shall include; and

                  (b) for purposes of computing the Actual Deferral Percentage and Contribution Percentage of an Employee, each person's Total Compensation may, in the Plan Administrator's discretion, include;

any Deferred Contributions to this Plan, any elective deferrals (within the meaning of section 402(g) of the Code) under any other qualified cash or deferred arrangement described in section 401(k) of the Code and maintained by the Company or any Affiliated Employer, any tax-deferred annuity described in section 403(b) of the Code and maintained by the Company or any Affiliated Employer, any salary reduction simplified employee pension plan described in section 408(k) of the Code and maintained by the Company or any Affiliated Employer, any salary reduction contributions under any cafeteria plan described in section 125 of the Code and maintained by the Company or any Affiliated Employer, for any Plan Year beginning on or after January 1, 2001, and any salary reduction qualified transportation fringe benefits program described in section 132(f) of the Code and maintained by the Company or any Affiliated Employer. In no event shall a person's Total Compensation for any Plan Year beginning after December 31, 1988 and before January 1, 1994 include any compensation in excess of $200,000 (or such other amount as may be permitted under section 401(a)(17) of the Code) and for any Plan Year beginning after December 31, 1993 include any compensation in excess of $150,000 (or such other amount as may be permitted under section 401(a)(17) of the Code). For purposes of applying the foregoing limitation in any Plan Year beginning before January 1, 1997 to any person who is a Five Percent Owner or who is one of the 10 Highly Compensated Employees with the highest Total Compensation (determined prior to the application of this sentence), any Total Compensation paid to the spouse of such person or to any lineal descendant of such person who has not attained age 19 on or before the last day of such calendar year shall be deemed to have been paid to such person.

                  SECTION 1.67 TRUST means the legal entity created by the Trust Agreement.

                  SECTION 1.68 TRUST AGREEMENT means the agreement between the Company and the Trustee therein named or their successor(s) pursuant to which the Trust Fund shall be held in trust.

                  SECTION 1.69 TRUST FUND means the corpus (consisting of contributions paid over to the Trustee, and investments thereof), and all earnings, appreciations or additions thereof and thereto, held by the Trustee(s) under the Trust Agreement in accordance with the Plan, less any depreciation thereof and any payments made therefrom pursuant to the Plan.

                  SECTION 1.70 TRUSTEE means the trustee(s) or any successor trustee or trustees named in the Trust Agreement or any amendment thereto.

                  SECTION 1.71 VALUATION DATE means the last day of each calendar month and such other dates as may, in the judgment of the Plan Administrator, be necessary for proper administration of the Plan.

                  SECTION 1.72 VESTING COMPUTATION PERIOD with respect to any Member means: (a) for purposes of determining the vested percentage of a Member prior to January 1, 2001, the Plan Year; and (b) for all other purposes (i) the 12-consecutive-month period beginning on a Member's Employment Commencement Date or Employment Recommencement.

                  SECTION 1.73 YEAR OF ELIGIBILITY SERVICE means an Eligibility Computation Period in which an Employee completes at least 1,000 Hours of Service. An Employee who completes at least 1,000 Hours of Service in both his initial Eligibility Computation Period and the Eligibility Computation Period which includes the first anniversary of his Employment Commencement Date shall be credited with two Years of Eligibility Service. In the case of individuals formerly employed by Oneonta Federal Savings and Loan Association, Years of Eligibility Service shall include years of service recognized for eligibility purposes under the Oneonta Federal Savings and Loan Association Incentive Savings Plan as of February 28, 1988. In the case of an individual employed by Fidelity New York F.S.B. on January 31, 1995 who becomes an employee of the Company on February 1, 1995, Years of Eligibility Service shall include years of service recognized for eligibility purposes under the Fidelity New York 401(k) Flexible Retirement Plan as of January 31, 1995. In the case of an individual employed by The Greater New York Savings Bank on September 30, 1997 who becomes an employee of the Company on October 1, 1997, Years of Eligibility Service shall include Years of Service recognized for eligibility purposes under The Greater New York Savings Bank Incentive Savings Plan as of September 30, 1997. In the case of an individual employed by Long Island Bancorp, Inc. or The Long Island Savings Bank, F.S.B. (or any of their respective subsidiaries) on September 30, 1998 who becomes an Employee on October 1, 1998, Years of Eligibility Service shall include Years of Service recognized for eligibility purposes under The Long Island Savings Bank, F.S.B. 401(k) Savings Plan.

                  SECTION 1.74 YEAR OF VESTING SERVICE means a Vesting Computation Period in which an Employee completes at least 1,000 Hours of Service. In the case of individuals formerly employed by Oneonta Federal Savings and Loan Association, Years of Vesting Service shall include years of service recognized for vesting purposes under the Oneonta Federal Savings and Loan Association Incentive Savings Plan as of February 28, 1988. In the case of an individual employed by Fidelity New York F.S.B. on January 31, 1995 who becomes an employee of the Company on

February 1, 1995, Years of Vesting Service shall include years of service recognized for vesting purposes under the Fidelity New York 401(k) Flexible Retirement Plan as of January 31, 1995. In the case of an individual employed by The Greater New York Savings Bank on September 30, 1997 who becomes an employee of the Company on October 1, 1997: (a) Years of Vesting Service shall include all whole years of service recognized for vesting purposes under The Greater New York Savings Bank Incentive Savings Plan as of October 1, 1997; and (b) for the Plan Year ending December 31, 1997, such individual shall be credited with an additional Year of Vesting Service if he completed 1,000 or more Hours of Service in the aggregate in such Plan Year with The Greater New York Savings Bank, the Company and any Affiliated Employer. In the case of an individual employed by Long Island Bancorp, Inc. or The Lang Island Savings Bank, F.S.B. (or any of their respective subsidiaries) as of September 30, 1998 who becomes an Employee on October 1, 1998, Years of Vesting Service shall also include Years of Credited Service recognized for vesting purposes under The Long Island Savings Bank, F.S.B. 401(k) Savings Plan as of September 30, 1998.

                                   ARTICLE II

                               SPECIAL SITUATIONS

                  SECTION 2.1       MILITARY SERVICE.

                  In the case of a termination of employment of any Employee for the purpose of entering directly into Military Service, the entire period of his absence shall be treated, for purposes of vesting and eligibility for participation (but, except as expressly provided in this Plan to the contrary, not for purposes of making Deferred Contributions or receiving Company Contributions or Safe Harbor Contributions under Article V or Forfeitures under section 8.3), as if he had worked for the Company during the period of his absence. In the event of the re-employment of such person by the Company or any Affiliated Employer upon application made within a period of 6 months:

                  (a) after he becomes entitled to release or discharge, if he has entered the armed forces, or

                  (b) after such service terminates, if he has entered other service defined as Military Service, or

                  (c) release from hospitalization continuing after discharge from the uniformed services of the United States for a period of not more than two years;

such period, also, shall be deemed to be Military Service.

                  SECTION 2.2       MATERNITY AND PATERNITY LEAVE.

                  In the event of an Employee's absence from work in the service of the Company and all Affiliated Employers for a period that commences on or after the Effective Date for which the Employee is not paid or entitled to payment by the Company and that constitutes Maternity or

Paternity leave, then solely for purposes of determining whether a Break in Service has occurred, the Employee shall be credited for the period of absence with the number of Hours of Service equal to the lesser of:

                  (a) (i) the number of Hours of Service that would have been credited to the Employee if he had continued working for the Company during the period of such absence, or (ii) if the number of Hours of Service prescribed under section 2.2(a)(i) cannot be determined, 8 Hours of Service for each working day during the period of absence, or

                  (b) 501 Hours of Service.

Such credit shall be given during the Computation Period in which such absence began, if necessary to prevent a Break in Service from occurring during such Computation Period, and in all other cases, such credit shall be given during the immediately following Computation Period. This section 2.2 shall not apply unless the Employee furnishes to the Plan Administrator such information as the Plan Administrator may reasonably require in order to establish that the Employee's absence is one described herein and the number of working days during such absence.

                  SECTION 2.3       LEAVE OF ABSENCE.

                  In the event of temporary absence from work in the service of the Company for any period of two years or less for which a Member shall have been granted a leave of absence by the Company, the entire period of his absence shall be treated for purposes of vesting and eligibility for participation (but not for purposes of Company Contributions or Safe Harbor Contributions under
Article V or Forfeitures under section 8.3), as if he had worked for the Company during the period of his absence. Absence from work for a period greater than, or failure to return to work upon the expiration of, the period of leave of absence granted by the Company shall terminate participation in the Plan as of the date on which such period ended. In granting leaves of absence for purposes of the Plan, all Employees in like circumstances shall be similarly treated.

                  SECTION 2.4       FAMILY AND MEDICAL LEAVE.

                  For purposes of eligibility, vesting, Company Contributions, Safe Harbor Contributions, Forfeitures and loans, periods of absence recognized as family or medical leave under the federal Family and Medical Leave Act of 1993 shall be treated in the manner required by such law and the regulations promulgated thereunder.

                                   ARTICLE III

                             MEMBERSHIP IN THE PLAN

                  SECTION 3.1       ELIGIBILITY FOR PARTICIPATION.

                  (a) Only Eligible Employees may be or become Members of the Plan. An Employee shall be an Eligible Employee if he:

                  (i) has completed one Year of Eligibility Service;

                  (ii) is at least twenty-one (21) years of age; and

                  (iii) is not an Employee excluded under section 3.1(b);

PROVIDED, HOWEVER, that each person who participates in the Oneonta Federal Savings and Loan Association Incentive Savings Plan on February 28, 1988 shall be an Eligible Employee on March 1, 1988 if he is an Employee on such date.

                  (b) An Employee is not an Eligible Employee if he or she:

                  (i) is an Employee who is compensated principally on a daily, fee or retainer basis; or

                  (ii) is employed on a temporary, seasonal or other basis that does not contemplate regular, continued employment; or

                  (iii) is an Employee who has waived any claim to participation in the Plan; or

                  (iv) is an Employee or in a unit of Employees covered by a collective bargaining agreement with the Company where retirement benefits were the subject of good faith bargaining, unless such agreement expressly provides that Employees such as he be covered under the Plan; or

                  (v) is a "leased employee" within the meaning of section 414(n) of the Code; or

                  (vi) is a non-resident alien; or

                  (vii) is eligible to participate in the Fidelity New York F.S.B. 401(k) Flexible Retirement Plan; or

                  (viii) is eligible to participate in The Greater New York Savings Bank Incentive Savings Plan; or

                  (ix) is eligible to participate in The Long Island Savings Bank 401(k) Savings Plan at any time after September 30, 1998 and before the effective date of the merger of The Long Island Savings Bank 401(k) Savings Plan into this Plan, provided that this exclusion shall apply only during the period of such eligibility, or

                  (x) is eligible to participate in the Infoserve Corporation 401(k) Savings Plan at any time after September 30, 1997 and before the effective date of the merger of the Infoserve Corporation 401(k) Savings Plan into this Plan, provided that this exclusion shall apply only during the period of such eligibility.

                  SECTION 3.2       COMMENCEMENT OF MEMBERSHIP.

                  An Employee who is an Eligible Employee may become a Member:

                  (a) on any Entry Date which occurs while he is an Eligible Employee;

                  (b) in the case of an Employee who was an Eligible Employee on September 1, 1990, on September 1, 1990;

by completing and filing a form prescribed by the Plan Administrator at such time and in such manner as the Plan Administrator may establish; PROVIDED, HOWEVER, that any individual who participated in the Oneonta Federal Savings and Loan Association Incentive Savings Plan on February, 28, 1988 and who is an Eligible Employee on March 1, 1988 may become a Member on March 1, 1988 or any later Entry Date which occurs while he is an Eligible Employer, PROVIDED, FURTHER, that each person who participates in The Long Island Savings Bank 401(k) Savings Plan immediately prior to the effective date of the merger of The Long Island Savings Bank 401(k) Savings Plan into this Plan shall become a Member automatically on such effective date.

                  SECTION 3.3       TERMINATION OF MEMBERSHIP.

                  Membership in the Plan shall cease upon termination of employment with the Company, death or Disability, or becoming an Employee who is excluded under section 3.1(b), or the occurrence of a Break in Service.

                  SECTION 3.4       MEMBERSHIP AFTER A BREAK IN SERVICE.

                  If any person who was a Member ceases to be a Member, he may again become a Member as of:

                  (a) in cases of termination of employment followed by re-employment: (i) his Employment Recommencement Date, if he is then an Eligible Employee and if he was a Member at the time if his termination of employment; and (ii) any Entry Date coincident with or following his Employment Recommencement Date on which he is an Eligible Employee.

                  (b) in all other cases: (i) the earliest date on which he again becomes an Eligible Employee, if he was a Member when he ceased to be an Eligible Employee, and (ii) any Entry Date coincident with or following the date on which he again becomes an Eligible Employee.

                                   ARTICLE IV

                         ELECTIVE DEFERRED CONTRIBUTIONS

                  SECTION 4.1       DEFERRED CONTRIBUTIONS.

                  Subject to the limitations of Article VI, upon enrollment, a Member shall elect to make Deferred Contributions at a rate not to exceed 10% (before January 1, 2002) and 15% (after December 31, 2002) of his Compensation. Deferred Contributions shall be made by payroll deductions. The first such Deferred Contribution shall be withheld for the first full payroll period which begins after membership commences. A Member's Deferred Contributions shall be transferred and paid by the Company to the Trustee and credited to the Member's Deferred Contribution Account.

                  SECTION 4.2       CHANGES IN RATE OF DEFERRED CONTRIBUTIONS.

                  A Member may, subject to the limitations of section 4.1, make an election to increase, decrease or discontinue the rate of his Deferred Contributions by notice given in such form and manner as may be prescribed by the Plan Administrator. The Plan Administrator shall establish, as a matter of policy, any limitations which may apply to the frequency at which changes in the rate of deferral may be made.

                  SECTION 4.3       ROLLOVER CONTRIBUTIONS.

                  An Employee (other than a "leased employee" within the meaning of section 414(n) of the Code), defined as any person who is not an employee of the Company and who provides services to the Company pursuant to an agreement between the Company and any other person, has performed services for the Company (or for the Company and related persons) on a substantially full time basis for a period fo at least one year, and such services are performed under the Company's primary direction and control), whether or not he is a Member, may contribute a Rollover Contribution to the Plan by delivery of such contribution to the Plan Administrator; PROVIDED, HOWEVER, that such Employee shall submit a written certification, in form and substance satisfactory to the Plan Administrator that the contribution qualifies as a Rollover Contribution. The Plan Administrator shall be entitled to rely on such certification and shall accept the contribution on behalf of the Plan. An Employee's Rollover Contributions shall be credited to such Employee's Rollover Account.

                  SECTION 4.4       RETROACTIVE DEFERRED CONTRIBUTIONS.

                  An individual who is re-employed by the Company after December 12, 1994, and following completion of a period of Military Service shall have the right to elect to make Retroactive Deferred Contributions if such Military Service constituted Qualifying Military Service. Such an election shall be made in such form and manner as the Plan Administrator may prescribe. Such Retroactive Deferred Contributions shall be made during the period beginning on the date of re- employment and extending for a period that is three times as long as the individual's period of

Qualified Military Service (or until the fifth anniversary of the date of re-employment if earlier) and shall not exceed the excess of:

                  (a) the maximum amount of Deferred Contributions which the individual could have made during the period of Qualified Military Service if he had remained in the service of the Company earning Compensation and Total Compensation at the annual rates in effect immediately prior to the commencement of the Qualified Military Leave (or, if such rates are not reasonably certain, at an annual rate equal to the actual Compensation and Total Compensation, respectively, paid to him for the 12-month period immediately preceding the Qualified Military Service), over

                  (b) the aggregate elective deferrals (within the meaning of section 402(g) of the Code) actually made by such individual during the period of Qualified Military Service.

Such Deferred Contributions shall be deemed made with respect to the earliest portion of the period of Qualified Military Service possible consistent with the limitations on the amount of Deferred Contributions that could have been made during such period by such individual. No adjustment shall be made for any earnings that would have accrued between the date such Retroactive Deferred Contributions are actually delivered to the Trustee for investment and the date when such Retroactive Deferred Contributions are deemed made.

                  SECTION 4.5       CATCH-UP DEFERRED CONTRIBUTIONS.

                  (a) Beginning on such date after December 31, 2001 as the Company's Director of Human Resources shall specify, a Member whose 50th birthday has occurred before the first day of a calendar year, or whose 50th birthday is scheduled to occur during such calendar year, shall be eligible to make Catch-up Deferred Contributions at any time while a Member during such calendar year in an amount not to exceed the lesser of:

                  (i) the applicable Catch-up Contribution Limit determined under section 4.6(b); and

                  (ii) the excess (if any) of the Member's Total Compensation for such Plan Year over the aggregate of all other Deferred Contributions (not including Catch-up Deferred Contributions and Retroactive Deferred Contributions) made by the Member for such Plan Year.

Such Catch-up Deferred Contributions shall be made by payroll deduction authorized by the Member at such times and in such manner as the Plan Administrator may prescribe.

                  (b) The Catch-up Deferred Contribution Limit for any Plan Year that begins after December 31, 2001 shall be (i) $0, in the case of a Member who will not attain age 50 on or before the last day of the calendar year in question and (ii) in all other cases, the amount determined in accordance with the following Table:

      CALENDAR              CATCH-UP DEFERRED
        YEAR                CONTRIBUTION LIMIT
      --------              ------------------
        2002                      $1,000
        2003                      $2,000
        2004                      $3,000
        2005                      $4,000
        2006                      $5,000
     after 2006                   $5,000

In the case of any calendar year beginning after December 31, 2006, the Catch-up Contribution Limit shall be adjusted to account for changes in the cost of living, relative to a base period consisting of the calendar quarter that begins on July 1, 2005, in the manner prescribed by section 415(d) of the Code, and the adjusted limit resulting therefrom, if not a multiple of $500, shall be rounded down to the nearest $500.

                  SECTION 4.6       ESOP TRANSFER CONTRIBUTIONS.

                  An Employee (whether or not he is a Member) may make one or more ESOP Transfer Contributions to the Plan. An Employee's ESOP Transfer Contributions shall be credited to the Employee's ESOP Transfer Account.

                  SECTION 4.7       DELIVERY OF CONTRIBUTIONS FOR INVESTMENT.

                  Any Deferred Contributions or Rollover Contributions made by or on behalf of an Employee during any month shall be delivered to the Trustee for investment as soon as practicable after they are made, and in any event within fifteen (15) business days after the end of the calendar month in which delivered to the Plan Administrator (in the case of Rollover Contributions) or withheld from payroll checks (in the case of Deferred Contributions).

                  SECTION 4.8       SUSPENSION OF CONTRIBUTIONS.

                  A Member's Deferred Contributions will automatically be suspended during an authorized leave of absence (including military leave other than a training period of 15 days or less, or during a period of temporary layoff, or while a Member is on Disability) during which an Employee does not earn Compensation. A Member may voluntarily suspend Deferred Contributions as of any date. Any such voluntary suspension of Deferred Contributions must be submitted in such form and manner prescribed by the Plan Administrator, prior to the date of suspension. In order to resume Deferred Contributions, a Member must file a notice in such form and manner prescribed by the Plan Administrator, as of any date. Notwithstanding the foregoing, a Member whose Deferred Contributions are suspended shall nevertheless be permitted to make Catch-up Deferred Contributions during the suspension period.

                                    ARTICLE V

                          CONTRIBUTIONS BY THE COMPANY

                  SECTION 5.1       COMPANY CONTRIBUTIONS.

                  Subject to the limitations of Article VI, the Company shall contribute to the Plan, for each Member for each payroll period, in an amount equal to:

                  (a) before January 1, 1994, 50% of the Member's Deferred Contributions not in excess of 6 % of the Member's Compensation for such payroll period; and

                  (b) after December 31, 1994, such percentage (if any) of the Member's Deferred Contributions not in excess of 6% of the Member's Deferred Contributions as the Company, in its discretion, may determine. Company Contributions shall be credited to the Company Contribution Accounts of the Members for whom they are made.

                  SECTION 5.2       SAFE HARBOR CONTRIBUTIONS.

                  (a) The Company may, in its discretion, and subject to the limitations of Article VI, make Safe Harbor Contributions for a Plan Year to the Safe Harbor Accounts of those Members who are (a) not Highly Compensated Employees, and (b) Members on the last day of the Plan Year, in an amount sufficient to comply with the requirements of sections 6.2, 6.3. and 6.4. Such Safe Harbor Contributions shall be allocated in the proportion that the Compensation of each Member who is entitled to such contributions for such Plan Year bears to the Compensation of all such Members for such Plan Year. Safe Harbor Contributions shall be credited to the Safe Harbor Accounts of the Members for whom they are made.

                  (b) Upon the re-employment by the Company or any Affiliated Employer of any individual following a period of Qualified Military Service, the Company shall make a Retroactive Safe Harbor Contribution for the Account of such individual for any Plan Year ending during such period of Qualified Military Service for which (i) the individual would have been considered an Employee other than a Highly Compensated Employee; (ii) the individual would have been a Member; and (iii) the Company made Safe Harbor Contributions for other Members who were not Highly Compensated Employees. The amount of such Retroactive Safe Harbor Contribution for any Plan Year shall be the same percentage of such individual's Compensation for such Plan Year as the Safe Harbor Contributions actually made for other Members for such Plan Year. For this purpose it shall be assumed that the individual remained employed by the Company during his period of Qualified Military Service earning Compensation and Total Compensation at the annual rates in effect immediately prior to the commencement of the Qualified Military Leave (or, if such rates are not reasonably certain, at an annual rate equal to the actual Compensation and Total Compensation, respectively, paid to him for the 12-month period immediately preceding the Qualified Military Service). No adjustments shall be made for earnings that would have accrued if Safe Harbor Contributions had actually been made during the period of Qualified Military Service.

                  SECTION 5.3       RETROACTIVE COMPANY CONTRIBUTIONS.

                  For any month during which any Member makes Retroactive Deferred Contributions, the Company shall make a Retroactive Company Contribution if and to the extent required by this section 5.3. A Retroactive Company Contribution shall be required with respect to a Retroactive Deferred Contribution to the extent that Company Contributions were actually made with respect to Deferred Contributions made during the period of Qualified Military Service to which the Retroactive Deferred Contribution relates. The Retroactive Company Contribution shall be in the same amount as the Company Contribution that would have been made if the Retroactive Deferred Contribution had actually been made during the period of Qualified Military Service. No adjustments shall be made for earnings that would have accrued if Retroactive Deferred Contributions and related Company Contributions had actually been made during the period of Qualified Military Service.

                  SECTION 5.4       DELIVERY OF CONTRIBUTIONS FOR INVESTMENT.

                  Company Contributions will be delivered to the Trustee with reasonable promptness after the total of the Deferred Contributions made by the Members has been accurately and finally determined, and in any event will be so paid by the end of the succeeding month. Safe Harbor Contributions for a Plan Year will be delivered to the Trustee no later than the last day of the Plan Year immediately following the Plan Year for which they are made.

                                   ARTICLE VI

                          LIMITATIONS ON CONTRIBUTIONS

                  SECTION 6.1 LIMITATIONS ON DEFERRED CONTRIBUTIONS CREDITED TO MEMBERS' DEFERRED CONTRIBUTION ACCOUNTS.

                  (a) The Deferred Contributions credited to the Deferred Contribution Account of a Member for a calendar year that begins after December 31, 1986 shall not exceed:

                  (i) for calendar years beginning before January 1, 2002, $7,000 (or such higher amount as may be permitted under section 402(g)(5) of the Code); and

                  (ii) for calendar years beginning after December 31, 2001, the amount determined under the following Table:

      CALENDAR                   DEFERRED
        YEAR                CONTRIBUTION LIMIT
        ----                ------------------
        2002                     $11,000
        2003                     $12,000

      Calendar                   Deferred
        2004                     $13,000
        2005                     $14,000
        2006                     $15,000
     after 2006                  $15,000

         In the case of any calendar year beginning after December 31, 2006, the limit shall be adjusted to account for changes in the cost of living, relative to a base period consisting of the calendar quarter that begins on July 1, 2005, in the manner prescribed by section 415(d) of the Code, and the adjusted limit resulting therefrom, if not a multiple of $500, shall be rounded down to the nearest $500.

         In the event that the Deferred Contributions credited to the Deferred Contribution Account of a Member for a calendar year exceed the applicable limit determined under section 6.1(a), the amount of such excess Deferred Contributions, plus the amount of any income (and minus the amount of any losses) attributable thereto, shall be distributed to such Member no later than April 15th of the calendar year following the calendar year in which such Deferred Contributions were made.

                  (b) In addition to the limitations of section 6.1(a), the sum of the Deferred Contributions credited to the Deferred Contribution Account of a Member for a calendar year, when added to the amount of any other elective deferrals by such Member for such calendar year under any other qualified cash or deferred arrangement under section 401(k) of the Code, any qualified annuity plan under section 403 of the Code or any simplified employee pension plan under section 408(k) of the Code, shall not exceed the applicable limit determined under section 6.1(a). If and to the extent necessary to comply with the limitations of this section 6.1(b) for a calendar year, an Employee may, by notice to the Plan Administrator given in such form and manner as the Plan Administrator may prescribe, direct that all or a portion of his Deferred Contributions credited to his Deferred Contribution Account for such calendar year, plus the amount of any income (and minus the amount of any losses) attributable thereto, be distributed to him. Such a notice shall be given not later than March 1st of the calendar year following the calendar year to which the notice relates, and the distribution pursuant to such notice shall be made not later than April 15th of such following calendar year.

                  (c) For purposes of this section 6.1, any Retroactive Deferred Contributions shall be treated as Deferred Contributions for the calendar year included in the period of Qualified Military Service for which they are made, and not for the calendar year during which they are made, and Catch-up Deferred Contributions shall not be taken into account.

                  SECTION 6.2      LIMITATIONS ON CONTRIBUTIONS AND FORFEITURES.

                  (a) Notwithstanding any other provisions of the Plan, no amount shall be allocated to a Member's Accounts for any Limitation Year to the extent that such allocation would result in an Annual Addition of an amount exceeding:

                  (i) for Limitation Years beginning before January 1, 2002, the lesser of: (A) $30,000 (or such other amount as is permissible under section 415(c)(1)(A) of the Code ), or (B) twenty-five percent (25%) of the Member's Total Compensation paid during such Limitation Year; and

                  (ii) for Limitation Years beginning after December 31, 2001, the lesser of : (A) $40,000 (or such other amount as is permissible under section 415(c)(1)(A) of the Code ), or (B) one hundred percent (100%) of the Member's Total Compensation paid during such Limitation Year.

                  (b) For Limitation Years ending prior to January 1, 2000, in the case of a Participant who may be entitled to benefits under the Bank's Retirement Plan for Employees or any other qualified defined benefit plan maintained by the Bank or any Related Employer, such Participant's Annual Additions under this Plan shall, in addition to the limitations provided in section 6.1(a), be further limited so that the sum of the Participant's Defined Contribution Plan Fraction and his Defined Benefit Plan Fraction does not exceed 1.0; PROVIDED, HOWEVER, that for any Limitation Year ending prior to January 1, 1983, the sum of his Defined Contribution Plan Fraction and his Defined Benefit Plan Fraction shall not exceed 1.4; and PROVIDED, FURTHER, that the limitations of this section 6.1 (b) shall apply only if and to the extent that benefits under the Bank's Retirement Plan for Employees or any other qualified defined benefit plan maintained by the Bank or any Related Employer are not limited so that such sum is not exceeded.

                  (c) For purposes of this section 6.1, the following special definitions shall apply:

                  (i) ANNUAL ADDITIONS mean, with respect to this Plan, the sum of the following amounts allocated on behalf of a Participant for a Limitation Year:

                           (A) all Employer Contributions under this Plan and
                  all employer contributions under any other qualified defined contribution plan maintained by the Company or any Related Employer; plus

                           (B) all of a Member's Deferred Contributions under
                  this Plan and elective deferrals within the meaning of sections 401(k), 408(k) and 403(b) of the Code made under any qualified defined contribution plan, salary reduction simplified employee pension plan or tax-deferred annuity maintained by the Company or any Related Employer; plus

                           (C) solely for the purpose of the limitations imposed
                  under sections 6.1(a)(i)(B) and (ii) (B), contributions allocated in Limitation Years beginning after March 31, 1984 to an individual medical benefit account under a pension or annuity plan, excluding contributions allocated after separation from service (within the meaning of section 401(h) or 419(A)(f)(2))

         PROVIDED, HOWEVER, that Retroactive Deferred Contributions, Retroactive Company Contributions and Retroactive Safe Harbor Contributions shall be treated as Annual Additions for the Limitation Year for which they are made and not for the Limitation Year during which they are made, and Catch-up Deferred Contributions shall not be counted as Annual Additions.

                  (ii) DEFINED BENEFIT PLAN FRACTION means, for any Member for any Limitation Year, a fraction (A) the numerator of which is the Projected Annual Benefit of the Member (determined as of the end of such Limitation Year) under any qualified defined benefit plan maintained by the Company or any Related Employer (whether or not terminated), and (B) the denominator of which is as follows: (I) for Limitation Years ending prior to January 1, 1983, the lesser of (1) the dollar limitation in effect under section 415(b)(1)(A) of the Code for such Limitation Year, or (2) the amount which may be taken into account under section 415(b)(1)(B) of the Code with respect to such Member for such Limitation Year; and (II) in all other cases, the lesser of (1) (except as provided in section 14.8 for a Top Heavy Plan Year) the product of 1.25 multiplied by the dollar limitation in effect under section 415(b)(1)(A) of the Code for such Limitation Year, or (2) the product of 1.4 multiplied by the amount which may be taken into account under section 415(b)(1)(B) of the Code with respect to such Member for such Limitation Year.

                  (iii) DEFINED CONTRIBUTION PLAN FRACTION means, for any Member for any Limitation Year, a fraction (A) the numerator of which is the sum of such Member's Annual Additions (determined as of the end of such Limitation Year) under this Plan and any other qualified defined contribution plan maintained by the Company or any Related Employer for the current and all prior Limitation Years (whether or not terminated), and (B) the denominator of which is as follows: (I) for Limitation Years ending prior to January 1, 1983, the sum of the lesser of the following amounts for such Limitation Year and for each prior Limitation Year during which such Member was employed by the Company or any Related Employer: (1) the dollar limitation in effect under section 415(c)(1)(A) of the Code for such Limitation Year (without regard to section 415(c)(6) of the Code) or (2) the amount which may be taken into account under section 415(c)(1)(B) of the Code with respect to such Member for such Limitation Year; and (II) in all other cases, the sum of the lesser of the following amounts for such Limitation Year and for each prior Limitation Year during which such Member was employed by the Company or any Related Employer: (1) (except as provided in section
         14.8 for a Top Heavy Plan Year) the product of 1.25 multiplied by the dollar limitation in effect under section 415(c)(1)(A) of the Code for such Limitation Year (determined without regard to section 415(c)(6) of the Code) or (2) the product of 1.4 multiplied by the amount which may be taken into account under section 415(c)(1)(B) of the Code (or section 415(c)(7) of the Code, if applicable) with respect to such Member for such Limitation Year; PROVIDED, HOWEVER, that the

         Plan Administrator may, at his election, adopt the transition rule set forth in section 415(e)(6) of the Code in making the computation set forth in this section 6.2(c)(iii). If the sum of a Member's Defined Benefit Plan Fraction and Defined Contribution Plan Fraction exceeded
         1.0 as of December 31, 1982, then such Member's Defined Contribution Plan Fraction shall be determined under regulations to be prescribed by the Secretary of the Treasury so that the sum of the fractions does not exceed 1.0.

                  (iv) LIMITATION YEAR means the calendar year; PROVIDED, HOWEVER, that if the Company changes the Limitation Year, the new Limitation Year shall begin on a date within the Limitation Year in which the amendment is made.

                  (v) PROJECTED ANNUAL BENEFIT means a Member's annual retirement benefit (adjusted to the actuarial equivalent of a straight life annuity if expressed in a form other than a straight life or qualified joint and survivor annuity) under any and all qualified defined benefit plans maintained by the Company or any Related Employer, assuming that the Member will continue employment until the later of current age or normal retirement age under such plans and that the Member's compensation for the Limitation Year and all other relevant factors used to determine benefits under such plans will remain constant for all future Limitation Years.

                  (vi) RELATED EMPLOYER means all members of a controlled group of corporations, as defined in section 414(b) of the Code, as modified by section 415(h) of the Code, all commonly controlled trades or businesses, as defined in section 414(c) of the Code, as modified by section 415(h) of the Code, all affiliated service groups, as defined in section 414(m) of the Code, of which the Company is a member, as well as any leasing organization (as defined in section 414(n) of the Code) to the extent that any of its employees are required pursuant to section 414(n) of the Code to be treated as employees of the Company; and any other entity that is required to be aggregated with the Company pursuant to regulations under section 414(o) of the Code.

                  (d) (i) For purposes of satisfying the limitations of sections 6.2(a) and (b), a Member's Annual Additions to this Plan shall be reduced prior to reducing his Annual Additions under the Company's Employee Stock Ownership Plan. For purposes of satisfying the limitations of section 6.2(b), a Member's Projected Annual Benefit shall be reduced before reducing his Annual Additions.

                  (ii) To the extent that a Member's Annual Additions to this Plan must be reduced, such reduction shall be applied first to Forfeitures (by reallocating such Forfeitures among other Members); second, if necessary, to Company Contributions (which shall be used to reduce future contributions by the Company); third, if necessary, to Safe Harbor Contributions (which shall be used to reduce future contributions by the Company); and fourth, if necessary, to Deferred Contributions (which shall be returned to the Member).

                  (iii) In the event that any Forfeitures to be reallocated pursuant to this section 6.2(d) cannot be allocated to any of the other Members in the Plan without exceeding the limitations of this section 6.2 for the Limitation Year, such Forfeitures shall be held in a suspense account and reallocated in the following Limitation Year. Any contributions by the Company removed from a Member's Annual Additions pursuant to this section 6.2(d) shall be held in a suspense account until they are used to reduce contributions by the Company in the following Limitation Year. Amounts held in a suspense account shall not share in the earnings and losses of the Trust Fund.

                  (e) Prior to determining a Member's actual Total Compensation for a Limitation Year, the Plan Administrator may determine the limitations under this section 6.2 for a Member on the basis of a reasonable estimation of the Member's Total Compensation for the Limitation Year that is uniformly determined for all Members who are similarly situated. As soon as it is administratively feasible after the end of the Limitation Year, the limitations of this section 6.2 shall be determined on the basis of the Member's actual Total Compensation for the Limitation Year.

                  SECTION 6.3 LIMITATIONS ON DEFERRED CONTRIBUTIONS BY HIGHLY COMPENSATED EMPLOYEES.

         (a) No Deferred Contributions shall be credited to a Member's Deferred Contribution Account if and to the extent that the crediting of such a contribution would, for any Plan Year, result in an Actual Deferral Percentage for the Company's Eligible Employees who are Highly Compensated Employees which would exceed:

                  (i) for Plan Years, that begin before January 1, 1997:

                           (A) if the excess of the Average Actual Deferral
                  Percentage of such Highly Compensated Employees over that of all other Eligible Employees is two percentage points or less, the Average Actual Deferral Percentage of such other Eligible Employees multiplied by 2; or

                           (B) in all other cases, the Average Actual Deferral
                  Percentage of those Eligible Employees who are not Highly Compensated Employees multiplied by 1.25, and

                  (ii) for Plan Years that begin after December 31, 1996, except to the extent that the Plan Administrator elects, in such form and manner and subject to such terms and conditions as the Secretary of the Treasury may prescribe, to apply section 6.3(a)(i):

                           (A) if the Average Actual Deferral Percentage for the
                  Eligible Employees who are not Highly Compensated Employees is less than two percent (2%) for the immediately preceding Plan Year, the product of such Average Actual Deferral Percentage multiplied by 2; and

                           (B) if the Average Actual Deferral Percentage for the
                  Eligible Employees who are not Highly Compensated Employees is eight percent (8%) or less but two percent (2%) or more for the immediately preceding

                  Plan  Year,  the  sum  of  such  Average   Actual   Deferral
                  Percentage plus two (2) percentage points; and

                           (C) in all other cases, the product of 1.25
                  multiplied by the Average Actual Deferral Percentage for the Eligible Employees who were not Highly Compensated Employees, all as determined for the immediately preceding Plan Year.

                  (b) If the amount of Deferred Contributions made to the Plan causes the limitations of section 6.3(a) to be exceeded, the Company may make Safe Harbor Contributions pursuant to section 5.2 in an amount sufficient to produce compliance with such limitations. If the Company does not make Safe Harbor Contributions, an amount of Deferred Contributions equal to the amount necessary to produce compliance with such limitations, plus the amount of any income (and minus the amount of any losses) attributable thereto, shall be removed from the Deferred Contribution Accounts of the Highly Compensated Employees and disposed of as hereinafter provided. The amount necessary to comply with such limitations shall be derived by establishing the highest Actual Deferral Percentage for each Highly Compensated Employee that would present compliance with such limitations. For this purpose, the Actual Deferral Percentage of Highly Compensated Employees with the highest Actual Deferral Percentage shall be reduced, until such Actual Deferral Percentage is reduced to be equal to the next highest Actual Deferral Percentage of a Highly Compensated Employee. The procedure described in the preceding sentence shall then be repeated until the Actual Deferral Percentages have been reduced to the minimum extent necessary. The aggregate dollar amount of Deferred Contributions that would have to be removed from the Deferral Accounts of Highly Compensated Employees to achieve these reductions shall be the amount which shall be removed and disposed of as provided in section 6.2(c).

                  (c) (i) For Plan Years beginning before January 1, 1997, the amount determined under section 6.3(b) and the amount of Company Contributions made under Article V to the Company Contribution Accounts of such Highly Compensated Employees with respect to such Deferred Contributions, shall be removed from the Accounts of such Highly Compensated Employees not later than the last day of the immediately following Plan Year. The amount removed shall be applied first to the Deferred Contribution Account or Deferred Contribution Accounts of the Highly Compensated Employee or Highly Compensated Employees with the highest Actual Deferral Percentage for the Plan Year, until such Actual Deferral Percentage is reduced to be equal to the next highest Actual Deferral Percentage of a Highly Compensated Employee. The procedure described in the preceding sentence shall then be repeated until the entire required amount has been removed. The entire amount removed from the Deferred Contribution Account and the vested amount removed from the Company Contribution Account of any Highly Compensated Employee pursuant to this section 6.3(c) shall be distributed to the Highly Compensated Employee. Any amount removed from the Company Contribution Account which is not vested shall be treated as a Forfeiture.

                  (ii) For Plan Years beginning after December 31, 1996, the amount determined under section 63(b) and the amount of Company Contributions made under Article V to the Company Contribution Accounts of such Highly Compensated Employees with respect to such Deferred Contributions, shall be removed from the Accounts of such Highly Compensated Employees not later than the last day of the immediately following Plan Year. The amount removed shall be applied first to the Deferred Contribution Account or Deferred Contribution Accounts of Highly Compensated Employee or Highly Compensated Employees with the highest dollar amount of Deferred Contributions for the Plan Year, until such dollar amount is reduced to be equal to the next highest dollar amount of a Highly Compensated Employee. The procedure described in the preceding sentence shall then be repeated until the entire required amount has been removed. The entire amount removed from the Deferred Contribution Account and the vested amount removed from the Company Contribution Account of any Highly Compensated Employee pursuant to this section 6.3(c) shall be distributed to the Highly Compensated Employee. Any amount removed from the Company Contribution Account which is not vested shall be treated as a Forfeiture.

                  (d) For Plan Years beginning before January 1, 1997, the Actual Deferral Percentage of an Eligible Employee who is a Five Percent Owner or who is one of the ten Highly Compensated Employees receiving the highest Total Compensation shall be the greater of the Actual Deferral Percentage determined by combining (i) the Deferred Contributions and Total Compensation of such Eligible Employee and all of his Family Members who are both Eligible Employees and Highly Compensated Employees, or (ii) the Deferred Contributions and Total Compensation of such Eligible Employee and all of his Family Members who are Eligible Employees. The Family Members of such Eligible Employees shall be disregarded as separate Employees in determining the Actual Deferral Percentage both for Eligible Employees who are not Highly Compensated Employees and for Eligible Employees who are Highly Compensated Employees.

                  SECTION 6.4       LIMITATIONS ON COMPANY CONTRIBUTIONS.

                  (a) For Plan Years that begin after December 31, 1986, the Average Contribution Percentage of the Highly Compensated Employees who are Eligible Employees shall not exceed:

                  (i) for Plan Years that begin before January 1, 1997:

                           (A) if the excess of the Average Contribution
                  Percentage of such Highly Compensated Employees over that of all other Eligible Employees is 2 percentage points or less, the Average Contribution Percentage of such other Eligible Employees multiplied by 2; or

                           (B) in all other cases, the Average Contribution
                  Percentage of those Eligible Employees who are not Highly Compensated Employees multiplied by 1.25; and

                  (ii) for Plan Years that begin after December 31, 1996, unless the Plan Administrator elects, in such form and manner and subject to such terms and conditions as the Secretary of the Treasury may prescribe, to apply section 6.4(a)(i):

                           (A) if the Average Contribution Percentage for
                  Eligible Employees who were not Highly Compensated Employees was less than two percent (2%) for the immediately preceding Plan year, the product of such Average Contribution Percentage multiplied by 2; and

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



                           (B) if the Average Contribution Percentage for
                  Eligible Employees who were not Highly Compensated Employees was at least two percent (2%) but not more than eight percent (8%) for the immediately preceding Plan Year, the sum of such Average Contribution Percentage plus two (2) percentage points; and

                           (C) in all other cases, the product of 1.25
                  multiplied by the Average Contribution Percentage for Eligible Employees who were not Highly Compensated Employees for the immediately preceding Plan Year.

                  (b) (i) If the amount of Company Contributions causes the limitations of section 6.4(a) to be exceeded, the Company, in its discretion, may make Safe Harbor Contributions for the benefit of Members who are not Highly Compensated Employees in an amount sufficient to produce compliance with such limitations. If the Company does not choose to make Safe Harbor Contributions, an amount of Company Contributions equal to the amount necessary to produce compliance with such limitations, plus the amount of any income (and minus the amount of any losses) attributable thereto, shall be removed from the Company Contribution Accounts of such Highly Compensated Employees not later than the last day of the immediately following Plan Year in the order of priority prescribed in section 6.4(b)(ii). The amount necessary to comply with such limitations shall be derived by establishing the highest Contribution Percentage for each Highly Compensated Employee that would permit compliance with such limitations. For this purpose the Contribution Percentages of Highly Compensated Employees with the highest Contribution Percentages shall be reduced until such Contribution Percentage is reduced to equal to the next highest Contribution Percentage of a Highly Compensated Employee. The procedure described in the preceding sentence shall then be repeated until the Contribution Percentages have been reduced to the minimum extent necessary. The aggregate dollar amount of Company Contributions that would have to be removed from the Company Contribution Accounts of Highly Compensated Employees to achieve these reductions shall be the amount which shall be removed and disposed of as provided in section 6.3(b)(ii).

                  (ii) (A) For Plan Years beginning before January 1, 1997, the amount determined under section 6.4(b)(i) shall be applied first to the Account of the Highly Compensated Employee or Highly Compensated Employees with the highest Contribution Percentage for the Plan Year until such Contribution Percentage is reduced to be equal to the next highest Contribution Percentage of a Highly Compensated Employee. The procedure described in the preceding sentence shall then be repeated until the entire required amount has been removed. The entire vested amount removed from the Accounts of a Highly Compensated Employee shall be returned to the Highly Compensated Employee. Any amount removed which is not vested shall be treated as a Forfeiture.

                  (B) For Plan Years beginning after December 31, 1996, the amount determined under section 6.4(b)(i) shall be applied first to the Account of Highly Compensated Employee or Highly Compensated Employees with the highest dollar amount of Company Contributions for the Plan Year until such Contribution Percentage is reduced to be equal to the next highest dollar amount of a Highly Compensated Employee. The procedure described in the preceding sentence shall then be repeated until the entire required amount has been removed. The entire vested amount removed from the Accounts of a Highly Compensated Employee shall be returned to the Highly Compensated Employee. Any amount removed which is not vested shall be treated as a Forfeiture.

                  (c) For Plan Years beginning before January 1, 1997, the Contribution Percentage of an Eligible Employee who is a Five Percent Owner or who is one of the 10 Highly Compensated Employees receiving the highest Total Compensation shall be the greater of the Contribution Percentage determined by combining (i) the Company Contributions and Total Compensation of such Eligible Employee and all of his Family Members who are both Eligible Employees and Highly Compensated Employees, or (ii) the Company Contributions and Total Compensation of such Eligible Employee and all of his Family Members who are Eligible Employees. The Family Members of such Eligible Employees shall be disregarded as separate Employees in determining the Contribution Percentage both for Eligible Employees who are not Highly Compensated Employees and for Eligible Employees who are Highly Compensated Employees.

                  (d) In determining the Contribution Percentage of a Member who is a Highly Compensated Employee, the Company Contributions and Compensation of such Member shall include Company Contributions made on behalf of, and the Compensation of any individual who is a Family Member, and Family Members shall be disregarded as separate Employees in determining the Contribution Percentage both for Members who are Highly Compensated Employees and for all other Eligible Employees.

                  SECTION 6.5 AGGREGATE LIMITATION ON ACTUAL DEFERRAL PERCENTAGE AND CONTRIBUTION PERCENTAGE.

                  (a) In addition to the limitations of sections 6.3 (a) and 6.4(a), for any Plan Year beginning after December 31, 1988 and before January 1, 1992 (or, if later, the date which is 60 days after the publication by the Internal Revenue Service of final regulations under section 401(m)(9)(A) of the Code), the sum of the Average Actual Deferral Percentage of the Highly Compensated Employees who are Eligible Employees and the Actual Average Contribution Percentage of such Highly Compensated Employees, determined after any distributions made pursuant to sections 6.3(b) or 6.4(b) for such Plan Year, shall not exceed the greater of:

                  (i)(A) 1.25 multiplied by the greater of (1) the Average Actual Deferral Percentage of those Eligible Employees who are not Highly Compensated Employees, or (B) the Actual Average Contribution Percentage of such Eligible Employees; plus

                  (ii) 2 percentage points above the lesser of (I) the Average Actual Deferral Percentage of those Eligible Employees who are not Highly Compensated Employees or (II) the Actual Average Contribution Percentage of such Eligible Employees; PROVIDED, HOWEVER, that the amount determined in this section 6.5(a)(i)(B) shall not exceed the lesser of the amount under section 6.3(c)(i)(A)(I) or (II) multiplied by 2.

For any Plan Year beginning after December 31, 1991 (or, if later, the date which is 59 days after the publication by the Internal Revenue Service of final regulations under section 401(m)(9)(A) of the Code) and before January 1, 2002, the sum of the Average Actual Deferral Percentage of the

Highly Compensated Employees who are Eligible Employees and the Actual Average Contribution Percentage of such Highly Compensated Employees, determined after any distributions made pursuant to sections 6.3(b) or 6.4(b) for such Plan Year, shall not exceed the sum of the amounts determined under sections 6.5(a)(i)(A) and (B).

                  (b) If, for any Plan Year to which section 6.5(a) is applicable, the limitations of section 6.5(a) are exceeded, an amount of the Company Contributions credited to such Highly Compensated Employees plus the amount of income (and minus the amount of any losses) attributable thereto shall be removed from the appropriate Accounts of such Highly Compensated Employees no later than the last day of the immediately following Plan Year. The amount to be so removed shall be determined and distributed in the manner set forth in section 6.4(b), except that references to section 6.4(a) therein shall be read as references to section 6.5(b).

                                   ARTICLE VII

                            SAFE HARBOR CONTRIBUTIONS

                  SECTION 7.1       ALLOCATION OF SAFE HARBOR CONTRIBUTIONS.

                  Safe Harbor Contributions, if any, for the Plan Year shall be allocated as of the last day of such Plan Year to the appropriate Accounts of each Member entitled thereto in the proportion that his Compensation for such Plan Year (or portion thereof during which he was a Member) bears to the aggregate Compensation of all such Members entitled thereto for such Plan Year. The Members who shall be entitled to an allocation of Safe Harbor Contributions and Forfeitures for a Plan Year shall be those Employees who are not Highly Compensated Employees and who are Members on the last day of the Plan Year. No amount of Safe Harbor Contributions shall be allocated to the Accounts of a Former Member even though he had been a Member during part of the Plan Year for which the allocation of such Safe Harbor Contributions is made.

                                  ARTICLE VIII

                                     VESTING

                  SECTION 8.1       VESTING SCHEDULE.

                  A Member shall always be fully vested in the balance to his credit, if any, in his Deferred Contribution Account, his Safe Harbor Account and his Rollover Account. Except as otherwise provided in this Article VIII, a Member shall become vested in the balance to his credit, if any, in his Company Contribution Account determined in accordance with the following schedule:

         (i) in the case of Members with credit for three or more Years of Vesting Service on December 31, 2000.

           YEARS OF                   VESTING
       VESTING SERVICE              PERCENTAGE
       ---------------              ----------

Less than 2                           0%
2 but less than 3                     20%
3 but less than 4                     40%
4 but less than 5                     60%
5 or more                             100%

           (ii) in the case of Members with credit for less than three Years of Vesting Service on December 31, 2000

           YEARS OF                   VESTING
       VESTING SERVICE              PERCENTAGE
       ---------------              ----------

Less than 5                             0.5
5 or more                              100%

For purposes of this section 8.1, an individual's Years of Vesting Service shall not include any Years of Vesting Service completed prior to a Break in Service unless he completes one Year of Eligibility Service following the Break in Service and one or more of the following conditions are satisfied:

                  (a) before the Break in Service the Member had a vested interest in his Company Contribution Account which was not distributed to him; or

                  (b) the number of consecutive Breaks in Service is less than or equal to the greater of five (5) or the number of Years of Vesting Service prior to the Breaks in Service; or

                  (c) the Break in Service is due solely to a period of temporary layoff.

                  SECTION 8.2       VESTING UPON DEATH OR ATTAINING AGE 65.

         The entire balance credited to a Member's Accounts, to the extent not otherwise vested, shall become fully vested upon his attaining age 65 while an Employee or, if earlier, on the date he terminates employment with the Company by reason of death.

                  SECTION 8.3       FORFEITURES.

                  (a) Upon the termination of employment of a Member or Former Member, that portion, if any, of his Company Contribution Account that is not vested shall be held in his Company Contribution Account until five (5) consecutive Breaks in Service occur, at which time such non- vested portion shall be forfeited and disposed of as a Forfeiture.

                  (b) Any amounts forfeited by reason of failure to vest pursuant to this Article VIII shall be used by the Company to reduce Plan expenses.

                  (c) If a Former Member receives a distribution from his Company Contribution Account after his termination of employment but before he incurs five (5) consecutive Breaks in Service, then immediately prior to the first such distribution, the balances credited to his Company Contribution Account, if any, shall be placed in separate accounts, and the vested interest of such Former Member in each such separate account at any relevant time shall be an amount "X" determined by applying the formula:

                          X = P [AB +(Rx D)] -(Rx D)

where "P" is the vested percentage at the relevant time, "AB" is the separate account balance at the relevant time, "R" is the ratio of the separate account balance at the relevant time to the separate account balance immediately after the distribution, and "D" is the amount of the distribution. If such Former Member later incurs five (5) consecutive Breaks in Service, he shall be entitled to the amount X, in each such separate account, and the balance shall be forfeited and disposed of as a Forfeiture, as of the end of the Plan Year in which the five (5) consecutive Breaks in Service occur. If such Former Member again performs an Hour of Service before incurring five (5) consecutive Breaks in Service, his separate account or accounts shall be maintained; if his Company Contribution Account and separate accounts subsequently become 100% vested, the separate account attributable to his Company Contribution Account shall be merged into the Employee's Company Contribution Account. An Employee's Years of Vesting Service subsequent to five (5) consecutive Breaks in Service shall be disregarded for purposes of determining his vested interest in his Company Contribution Account (or separate accounts) attributable to Company Contributions that accrued prior to such five (5) consecutive Breaks in Service.

                  (d) If a Former Member receives a distribution of all or any portion of the balance credited to his Company Contribution Account on or before the last day of the second Plan Year to end following the member's termination of employment with the Company, the portion (if any) of the balance credited to his Company Contribution Account which is not vested shall thereupon be forfeited. Such Former Member may not thereafter become vested in such forfeited amount unless he resumes employment with the Company prior to the occurrence of five (5) consecutive Breaks in Service and repays the full amount distributed to him (without adjustment for earnings or losses) before the later of:

                           (i) the fifth anniversary of the date on which he
                  resumes employment with the Company; and

                           (ii) the earliest date on which five (5) consecutive
                  Breaks in Service occur after the distribution.

Upon such repayment, the entire amount forfeited (without adjustment for earnings or losses) shall be restored to the Member's Company Contribution Account.

                  SECTION 8.4       VESTING OF AN EXCLUDED EMPLOYEE.

                  In the event of a termination of membership of a Member for becoming an Employee excluded under section 3.1(b), his Accounts shall be retained in the Plan, shall continue to vest in accordance with section 8.1 and shall be paid to him pursuant to the provisions of Article XI.

                                   ARTICLE IX

                                   PLAN ASSETS

                  SECTION 9.1       CONTROL OF ASSETS.

                  All assets of the Plan shall be held by the Trustee appointed by the Company for the exclusive benefit of Members, Former Members and their Beneficiaries. No part of the assets of the Plan shall be used for, or diverted to, purposes other than for the exclusive benefit of Members, Former Members and their Beneficiaries, and for defraying reasonable administrative expenses of the Plan. No person shall have any interest in or right to any part of the earnings of the Plan, or any rights in, to or under any Investment Fund or any assets thereof, except to the extent expressly provided in the Plan.

                  SECTION 9.2       THE INVESTMENT FUNDS.

                  The investments of the Plan shall consist of promissory notes evidencing loans obtained pursuant to section 11.2 and such Investment Funds as the Plan Administrator may, from time to time, establish and maintain. The investments of any Investment Funds may include or consist of, without limitation: units of interest in an investment company registered under the Investment Company Act of 1940, as amended; participation interests in a commingled, collective or common trust fund, provided that participation in such trust fund is restricted to trusts which are exempt from federal income taxation under section 501 (a) of the Code; participation interests in a pooled separate account maintained by an insurance company authorized to do business in more than one state; or a portfolio of investments selected by the Plan Administrator or by a professional investment manager selected by the Plan Administrator. Notwithstanding anything in this Plan or the investment guidelines or criteria established for an Investment Fund, to provide for liquidity requirements and the temporary management of funds pending investment or disbursement, all or part of the investments of any Investment Fund may consist of short-term obligations of, or guaranteed by, the United States Government, short-term commercial obligations, and bank deposit accounts, whether or not interest-bearing.

                  SECTION 9.3       INVESTMENT DIRECTIONS.

                  Each Member shall elect, in increments of 20% (before November 1, 2000) or 1% (after October 31, 2000), the manner in which the Deferred Contributions, Company Contributions, Safe Harbor Contributions and Rollover Contributions credited to his Accounts shall be invested by completing and filing an investment direction form with his initial election to participate. To the extent that a Member shall fail to make such an election or shall make an election which is ineffective, investments shall be made in such uniform and nondiscriminatory manner as the Plan Administrator may prescribe.

                  SECTION 9.4       CHANGE OF INVESTMENT DIRECTIONS.

                  A Member may elect, at anytime and in such manner as the Plan Administrator may prescribe, to change his investment directions, in increments of 20% (before November 1, 2000) or 1% (after October 31, 2000), with respect to Deferred Contributions, Company Contributions, Safe Harbor Contributions and Rollover Contributions to be made thereafter. Elections made under this section
9.4 shall be given effect as soon as practicable; PROVIDED, HOWEVER, that the Plan Administrator may require that such an election be made up to ten (10) calendar days prior to the date on which it will take effect and may defer giving effect to such an election until the first day of the first calendar month to begin at least (10) calendar days after the election is filed.

                  SECTION 9.5       TRANSFERS AMONG INVESTMENT FUNDS.

                  A Member or Former Member, as well as the Beneficiary of a deceased Former Member, may elect, at anytime, in such manner as the Plan Administrator may prescribe, that any portion of his Accounts invested in one Investment Fund be liquidated and the proceeds reinvested for him in one or more of the other Investment Funds in increments of 20% (before November 1, 2000) or 1% (after October 31, 2000). Elections under this section 9.5 shall be given effect as soon as practicable; PROVIDED, HOWEVER, that the Plan Administrator may require that such an election be made up to ten (10) calendar days prior to the date on which it will take effect and may defer giving effect to such an election until the first day of the first calendar month to begin at least (10) calendar days after the election is filed. Investment transfers by a Corporate Insider shall be subject to the limitations of section 10.2.

                  SECTION 9.6 TRANSFER OF ASSETS IN MERGER WITH THE LONG ISLAND SAVINGS BANK 401(K) SAVINGS PLAN.

                  Effective as of effective date of the appointment of CG Trust Company as successor trustee for the Plan, the merger of The Long Island Savings Bank 401(k) Savings Plan into the Plan, Member or Beneficiary whose Accounts are transferred to CG Trust Company may elect, in increments of 1%, the manner in which his Accounts initially shall be invested by following such procedures as may be prescribed by the Plan Administrator. To the extent that a Member or Beneficiary shall fail to make such an election or shall make an election which is ineffective, his account shall be automatically invested in the options made available by CG Trust Company for the Plan that most closely correspond to the manner in which the Accounts were invested immediately prior to such transfer.

                  SECTION 9.7       VALUATION OF ACCOUNTS.

                  As of each Valuation Date, the Accounts of each Member shall be separately adjusted to reflect their proportionate share of any appreciation or depreciation in the fair market value of the Investment Funds, any income earned by the investment Funds and any expenses incurred by the

Investment Funds, as well as any contributions, withdrawals or distributions and investment transfers not posted as of the last Valuation Date.

                  SECTION 9.8       STATEMENTS OF ACCOUNT.

                  There will be furnished, by mail or otherwise, at least once in each Plan Year, to each person who would then be entitled to receive any part of any Account if the Plan were then terminated, a statement of his interest in the Plan as of such date as shall be selected by the Plan Administrator, which statement will be deemed to have been accepted as correct and binding on such person unless the Plan Administrator receives written notice to the contrary within thirty (30) days after the statement is mailed or furnished to such person.

                  SECTION 9.9      ADMINISTRATION TO COMPLY WITH SECTION 404(C).

                  This Plan is intended to be a plan described in section 404(c) of ERISA and the Plan Administrator shall interpret and administer the Plan consistent with this intent.

                  SECTION 9.10      PASS-THROUGH RIGHTS.

                  No Member, Former Member or Beneficiary of a deceased Former Member shall have the right to exercise the voting rights, tender rights or any other incidents of ownership associated with the investments held in his Account, except to the extent provided in Article X with respect to the Employer Stock Fund.

                  SECTION 9.11      FIDUCIARY OBLIGATION TO IMPLEMENT
                                    INSTRUCTIONS.

                  The Plan Administrator shall not be obligated to implement investment instructions by Members, Former Members and Beneficiaries of deceased Former Members which the Plan Administrator believes would (a) result in a prohibited transaction described in section 406 of ERISA or section 4975 of the Code; or (b) generate income that would be taxable to the Plan.

                                   ARTICLE X

                       INVESTMENTS IN EMPLOYER STOCK FUND

                  SECTION 10.1      IN GENERAL.

                  The provisions of this Article X shall apply to the Employer Stock Fund and to any Member, Former Member or Beneficiary who has an interest in the Employer Stock Fund.

                  SECTION 10.2      RESTRICTIONS ON INVESTMENTS BY CORPORATE
                                    INSIDERS.

                  Investment directions pursuant to section 9.3, investment direction changes pursuant to section 9.4, transfers among investment funds pursuant to section 9.5, withdrawals during employment pursuant to section 11.3, distributions pursuant to section 11.4 and loans pursuant to section 11.2 shall be subject to the following restrictions:

                  (a) Any transfer among investment funds that results in an increase in the portion of a Corporate Insider's Accounts that is invested in the Employer Stock Fund shall be given effect only if effected pursuant to an election made at least six months after the most recent prior election under this Plan or any other employee benefit plan of the Company or any affiliate of the Company that resulted in a Discretionary Transaction that constituted a disposition beneficial ownership of Shares;

                  (b) Any transfer among investment funds that results in a decrease in the portion of a Corporate Insider's Accounts that is invested in the Employer Stock Fund shall be given effect only if effected pursuant to an election made at least six months after the most recent prior election under this Plan or any other employee benefit plan of the Company or any affiliate of the Company that resulted in a Discretionary Transaction that constituted an acquisition of beneficial ownership of Shares;

                  (c) Any loan pursuant to section 11.2 that is funded in whole or in part through a disposition of any portion of the Corporate Insider's interest in the Employer Stock Fund shall be made only if effected pursuant to an election made at least six months after the most recent prior election under this Plan or any other employee benefit plan of the Company or any affiliate of the Company that resulted in a Discretionary Transaction that constituted an acquisition of beneficial ownership Shares; and

                  (d) Any cash distribution from a Corporate Insider's Accounts under the Plan (whether a withdrawal during service, a distribution following termination of service or other type of distributions that does not constitute a loan pursuant to section 11.4) shall be made only if: (i) effected pursuant to an election made at least six months after the most recent prior election under this Plan or any other employee benefit plan of the Company or any affiliate of the Company that resulted in a Discretionary Transaction that constituted an acquisition of Shares, or (ii) (A) not effected at the volition of the Corporate Insider's, or (B) effected in connection with the Corporate Insider's death, disability, retirement or termination of employment, or (C) required to be made available to the Corporate Insider pursuant to any applicable requirement of the Code, or (D) effected pursuant to a Domestic Relations Order.

The restrictions set forth in this section 10.2 are intended to comply with the requirements of Rule l6b-3 promulgated by the Securities and Exchange Commission and shall be interpreted, applied and modified, in the discretion of the Plan Administrator, to give effect to such intention.

                  SECTION 10.3      COMPLIANCE WITH SECURITIES LAWS.

                  To the extent that the Plan Administrator may determine necessary, appropriate or advisable for the purpose of securing compliance with applicable federal, state or local laws, rules or regulations applicable to trading in Shares, the Plan Administrator may restrict the making or implementation of investment or transfer directions by any individual with respect to the Employer Stock Fund to those periods of time when such individual would, under the Company's securities trading policy, be permitted to buy or sell Shares directly for his own account. The Plan Administrator may refuse to implement any such direction that would result in a transaction that would be prohibited under such policy if engaged in outside of the Plan.

                  SECTION 10.4      VOTING RIGHTS

                  Each person with an interest in the Employer Stock Fund shall have the right to participate confidentially in the exercise of voting rights appurtenant to Shares held in the Employer Stock Fund; PROVIDED, HOWEVER, that such person has an interest in the Employer Stock Fund as of the most recent Valuation Date coincident with or preceding the applicable record date for which records are available. Such participation shall be achieved by completing and filing a direction in the form and manner prescribed by the Plan Administrator. The inspector of elections, the Trustee or such other person designated by the Plan Administrator shall tabulate the directions given on a strictly confidential basis, and shall provide the Plan Administrator with only the final results of the tabulation. The final results of the tabulation shall be followed by the Plan Administrator in directing the Trustee as to the manner in which such voting rights shall be exercised. As to each matter in which the holders of Shares are entitled to vote, a number of affirmative votes equal to the product of:

                  (a) the total number of Shares then held in the Employer Stock Fund as of the applicable record date; and

                  (b) a fraction, the numerator of which is the aggregate value (as of the Valuation Date coincident with or immediately preceding the applicable record date) of the interests in the Employer Stock Fund of all persons directing that an affirmative vote be cast, and the denominator of which is the aggregate value (as of the Valuation Date coincident with or immediately preceding the applicable record date) of the interests in the Employer Stock Fund of all persons directing that an affirmative vote or a negative vote be cast;

shall be cast. A number of negative votes equal to the excess of the total number of Shares held in the Employer Stock Fund as of the applicable record date, over the designated number of affirmative votes, shall be cast. The Plan Administrator shall furnish, or cause to be furnished, to each person with an interest in the Employer Stock Fund, all annual reports, proxy materials and other information known to have been furnished by the issuer of Shares or by any proxy solicitor, to the holders of Shares.

                  SECTION 10.5      TENDER  RIGHTS.

                  Each person with an interest in the Employer Stock Fund shall have the right to participate confidentially in the response to a tender offer, or to any other offer, made to the holders of Shares generally, to purchase, exchange, redeem or otherwise transfer Shares; PROVIDED, HOWEVER, that such person had an interest in the Employer Stock Fund as of the Valuation Date coincident with or immediately preceding the first day for delivering Shares or otherwise responding to such tender or other offer. Such participation shall be achieved by completing and filing a direction in the form and manner prescribed by the Plan Administrator. The inspector of elections, the Trustee or such other person designated by the Plan Administrator shall tabulate the directions given on a strictly confidential basis, and shall provide the Plan Administrator with only the final results of the tabulation. The final results of the tabulation shall be followed by the Plan Administrator in directing the Trustee as to the number of Shares to be delivered. On the last day for delivering Shares or otherwise responding to such a tender or other offer, a number of Shares equal to the product of:

                  (a) the total number of Shares then held in the Employer Stock Fund; and

                  (b) a fraction, the numerator of which is the aggregate value (as of the Valuation Date coincident with or immediately preceding the first day of delivering Shares or otherwise responding to such tender or other offer) of the interests in the Employer Stock Fund of all persons directing that Shares be delivered in response to such tender or other offer, and the denominator of which is the aggregate value (as of the Valuation Date coincident with or immediately preceding the first day for delivering Shares or otherwise responding to such tender or other offer) of the interests in the Employer Stock Fund of all persons directing that Shares be delivered or that the delivery of Shares be withheld;

shall be delivered in response to such tender or other offer. Delivery of the remaining Shares then held in the Employer Stock Fund shall be withheld. The Plan Administrator shall furnish, or cause to be furnished, to each Member whose Account is invested in whole or in part in the Employer Stock Fund, all information concerning such tender or other offer furnished by the issuer of Shares, or information furnished by or on behalf of the person making such tender or other offer.

                  SECTION 10.6      APPRAISAL RIGHTS.

                  Each person with an interest in the Employer Stock Fund shall have the right to participate confidentially in the exercise of dissent and appraisal rights appurtenant to Shares held in the Employer Stock Fund; PROVIDED, HOWEVER, that such person has an interest in the Employer Stock Fund as of the most recent Valuation Date coincident with or preceding the applicable record date for which records are available. Such participation shall be achieved by completing and filing a direction in the form and manner prescribed by the Plan Administrator. The inspector of elections, the Trustee or such other person designated by the Plan Administrator shall tabulate the directions given on a strictly confidential basis, and shall provide the Plan Administrator with only the final results of the tabulation. The final results of the tabulation shall be followed by the Plan Administrator in directing the Trustee as to the manner in which such dissent and appraisal rights shall be exercised. As to each matter giving rise to dissent and appraisal rights, the Plan Administrator shall direct the Trustee to exercise such rights as to a number of Shares equal to:

                  (a) the total number of Shares then held in the Employer Stock Fund as of the applicable record date; and

                  (b) a fraction, the numerator of which is the aggregate value (as of the Valuation Date coincident with or immediately preceding the applicable record date) of the interests in the Employer Stock Fund of all persons directing that dissent and appraisal rights be exercised be cast, and the denominator of which is the aggregate value (as of the Valuation Date coincident with or immediately preceding the applicable record date) of the entirety of the Employer Stock Fund.

The Trustee shall not exercise dissent and appraisal rights with respect to the remainder of the Shares held in the Employer Stock Fund. The Plan Administrator shall furnish, or cause to be furnished, to each person with an interest in the Employer Stock Fund, all annual reports, proxy materials and other information known to have been furnished by the issuer of Shares or by any proxy solicitor, to the holders of Shares with respect to availability, and consequences of exercise, of dissent and appraisal rights.

                                   ARTICLE XI

                             DISTRIBUTIONS AND LOANS

                  SECTION 11.1      IN GENERAL.

                  A Member's vested interest in his Accounts shall be paid only at the times, to the extent, in the manner and to the persons provided in this
Article XI.

                  SECTION 11.2      LOANS.

                  (a) To the extent permitted under and subject to the terms and conditions of this section 11.2, an individual may borrow from his Accounts; PROVIDED, HOWEVER, that the individual is a Member at the time the loan is made.

                  (b) The maximum loan permitted shall be:

                                    (i) if no loan has been outstanding during
                           the one year period ending on the day before the date of the loan, the lesser of (A) 50% of the vested portion of the Member's Accounts, or (B) $50,000; and

                                    (ii) if another loan has been outstanding
                           during the one year period ending on the day before the date of the loan, the amount of any second loan, when added to the outstanding balance of all other loans from the plan, shall not exceed the lesser of
                           (A) 50% of the vested portion of the Member's Accounts or (B) $50,000, reduced by the excess of the highest outstanding balance of loans to such individual under the Plan on any day during the one year period ending on the day before the date of the loan over the outstanding balance of loans from the Plan on the day the second loan is made. Beginning January 1, 2004, if the Member has a loan outstanding under the Plan, he shall be permitted to refinance that loan. A refinancing shall involve the replacement of an existing loan with a new replacement loan. A loan refinancing shall be subject to the following terms and conditions:

                                            (I) If the replacement loan provides
                                    for a repayment schedule with respect to the outstanding principal balance of the existing loan that is being refinanced that is less rapid than the loan it replaces, then (1) the entire replacement loan must be repaid no less rapidly than in equal quarterly installments of principal and interest over a maximum period of five (5) or fifteen (15) years, as applicable and (2) the sum of the replacement loan plus the unpaid balance of all loans outstanding under the Plan on the date of the transaction (including the existing loan that is being replaced) shall not exceed the lesser of (a) 50% of the vested portion of the Member's Accounts, or (b) $50,000, reduced by the highest aggregate outstanding principal balance on all other loans to such individual under the Plan on any day during the one year period ending on the day before the date of the loan;

                                            (II) In all other cases, (1) the
                                    amount by which the principal balance of the replacement loan exceeds the outstanding principal balance of the existing loan that is being replaced must be repaid no less rapidly than in equal quarterly installments of principal and interest over a maximum period of five (5) or fifteen (15) years, as applicable and (2)the sum of the replacement loan plus the unpaid balance of all loans outstanding under the Plan on the date of the transaction (excluding the existing loan is being replaced) shall not exceed the lesser of (a) 50% of the vested portion of the Member's Accounts, or (b) $50,000, reduced by the highest aggregate outstanding principal balance on all other loans to such individual under the Plan on any day during the one year period ending on the day before the date of the loan.

         The minimum loan permitted shall be $1,000, unless the Plan Administrator shall establish a lesser minimum amount in a particular case or as a matter of policy;

         provided that all similarly situated individuals shall be treated similarly. No more than 2 loans shall be outstanding to any individual at any time.

                  (c) In addition to such rules and regulations as the Company adopts, all loans shall comply with the following terms and conditions:

                  (i) The period of repayment for any loan shall be arrived at by mutual agreement between the Company and the borrower, but such period in no event shall exceed 5 years (except if the loan is used to acquire any dwelling unit that within a reasonable time is to be used as the principal residence of the borrower, in which case a Member may have a term of up to 15 years). On or after January 1, 2004, an outstanding loan may not be repaid and a subsequent loan obtained in such a way as to effectively allow for a period of repayment of more than 5 years (15 years if the loan is used to acquire any dwelling unit that within a reasonable time is to be used as the principal residence of the borrower).

                  (ii) The borrower shall execute a promissory note for the amount of the loan (including interest), payable to the order of the Trustee and, as collateral security therefor, shall pledge to the Trustee and grant the Trustee a security interest in his vested Account balance.

                  (iii) Each loan shall bear interest at the prevailing commercial rate, which shall be determined by the Plan Administrator based upon market conditions for loans of similar duration and quality.

                  (iv) To the extent permitted by applicable law, the Plan Administrator may require, as a condition of approving a loan, that the borrower make payments thereon by payroll deduction.

                  (d) Funds to extend a loan shall be obtained by liquidating all or a portion of the borrower's interest in such Investment Funds as the borrower may specify. In exchange therefor, the borrower's promissory note shall be held as a special investment of his Accounts. All payments of principal and interest shall be reinvested in the Investment Funds for the borrower's Accounts.

                  (e) Payments of interest and principal on a loan shall be made in substantially level installments, at least quarterly, in such amounts that the loan will be repaid over the term of the loan; PROVIDED, HOWEVER, that the Plan Administrator may, at the request of the borrower, suspend all payments of principal and interest otherwise due during a period of service in the uniformed services of the United States (within the meaning of chapter 43 of Title 38 of the United States Code). In such event, except as may be required by applicable law, the period of repayment of the loan shall be extended to the maximum period of repayment as permitted by section 11.2(c)(i) plus a period equal in length to the period of the suspension, and loan payments shall be resumed promptly at the conclusion of the suspension period with the loan repaid thereafter by amortization in substantially level installments over the extended period. During the period of suspension, interest shall accrue at the lesser of (i) the prevailing commercial rate as determined under section

11.2(c)(iii), or (ii) 6% compounded annually or such other rate specified under the Soldiers' and Sailors' Civil Relief Act of 1942, or its successor acts.

                  (f) A borrower may prepay his loan on any Valuation Date, provided he pays the full amount of the loan plus all interest accrued and unpaid thereon. Subject to such other terms and conditions as may be established from time to time by the Plan Administrator, a borrower may prepay a portion of his loan on any Valuation Date. The minimum prepayment will be equal to one installment payment or the remainder of the loan, whichever is less, unless the Plan Administrator shall establish a different amount in a particular case, or as a matter of policy.

                  (g) Upon default by a borrower in any of the terms of a loan under this section 11.2, or if the employment of a Member terminates when a loan is outstanding to him under this section 11.2, the loan will, at the option of the Plan Administrator, become immediately due and payable. In such case, if the Member's employment has been terminated or if the Plan Administrator has tried unsuccessfully to collect the debt through judicial proceedings, then the Plan Administrator may charge the unpaid balance thereon against the borrower's vested interest in his Accounts; PROVIDED, HOWEVER, that the Plan Administrator shall not charge such unpaid loan against a borrower's Accounts until, and then only to the extent that, a borrower is entitled to elect a distribution under this Article XI. Notwithstanding the foregoing, in the event that a borrower fails to make a payment of principal or interest when due, unless the terms of the documents governing the loan provide otherwise, the entire principal amount of the loan plus accrued interest shall, for federal income tax purposes, be deemed distributed to the borrower on the last business day of the calendar quarter that includes the earlier of (i) the last day of any grace period established under the documents governing the loan or (ii) the last day of- the calendar quarter following the calendar quarter in which the required payment was due. Such deemed distribution shall not relieve the borrower of his repayment obligation unless the amount thereof is charged against the borrower's vested interest in his Accounts. The interest that accrues after the date of the deemed distribution shall not give rise to a further deemed distribution. During the period following a deemed distribution in which all or any portion of the deemed distribution has not been charged against the borrower's vested interest in his Accounts, the Plan Administrator, as a condition of approving a subsequent loan, may require either (i) that the borrower provide adequate collateral security in addition to his vested Account balance, or (ii) that the borrower enter into an enforceable agreement providing for repayment of the loan by payroll withholding. If the Plan Administrator determines at any time prior to repayment of the subsequent loan that the borrower has failed to provide adequate collateral security at the request of the Plan Administrator pursuant to this section 11.2(g) and has failed to make payments on the loan by payroll deduction, the amount then outstanding under the subsequent loan shall be deemed distributed to the borrower in accordance with the terms of this section 11.2(g).

                  (h) Notwithstanding the foregoing, any loan made to a participant in The Long Island Savings Bank 401(k) Savings Plan which is outstanding as of the effective date for the merger of The Long Island Savings Bank 401(k) Savings Plan into the Plan and which met the terms of The Long Island Savings Bank 401(k) Savings Plan when the loan was made shall be treated as a loan meeting the requirements of Article XI hereof; PROVIDED, HOWEVER, that any modification in the terms of such a loan or new loan made to such a person must meet the requirements of Article XI at the time modified or made.

                  SECTION 11.3      WITHDRAWALS DURING EMPLOYMENT.

                  (a) Each Member or Former Member shall be entitled, subject to the restrictions of section 11.2 (applicable in the case of a loan to a Member or Former Member), to withdraw in cash:

                  (i) if, as of the date of the withdrawal, he will have attained age 59 1/2 all or any portion of the balance credited to his Deferred Contribution Account, plus, if applicable, his Rollover Account and ESOP Transfer Account and, if he is 100% vested, the remaining balance credited to his Account; and

                  (ii) if, as of the date of the withdrawal, section 11.3(a)(i) does not apply but a Hardship (as determined under section 11.3(b)(i)) has occurred, an amount necessary to alleviate the Hardship (as determined under section 11.3(b)(ii)) but in no event more than the sum of (A) the amount of Deferred Contributions made by the Member and not previously distributed (or the value thereof, if less), plus (B) the entire balance credited to his Rollover Account and Transfer Account, plus (C) if he is 100% vested, the entire remaining balance credited to his Account.

                  (b)(i) For purposes of section 11.3(a)(ii), a Hardship shall have occurred with respect to a Member or Former Member if the Member or Former Member has a need for funds:

                  (A) to pay medical expenses (within the meaning of section 213(d) of the Code) of the Member or Former Member or his spouse or dependents (within the meaning section 152 of the Code); or

                  (B) to pay tuition costs for the next year of post-secondary education for the Member or Former Member or his spouse or dependents (within the meaning of section 152 of the Code); or

                  (C) to pay the expenses (excluding mortgage payments) of purchasing the Member's or Former Member's principal residence; or

                  (D) to prevent the eviction of the Member or Former Member from his principal residence or to prevent foreclosure on the mortgage of the Member's or Former Member's principal residence; or

                  (E) to be used in such other circumstances as the Commissioner of Internal Revenue shall determine to qualify as a presumptive immediate and heavy financial need.

                  (ii) For purposes of section 11.3(a)(ii)(B) a withdrawal from a Member's or Former Member's Deferred Contribution Account or Company Contribution Account shall be deemed necessary to alleviate a Hardship if either:

                  (A) the Member or Former Member certifies, in a written certification on which the Plan Administrator may reasonably rely, that the Hardship cannot be relieved through another reasonable method, including (but not limited to):

                           (I) through reimbursement or compensation by
                  insurance or otherwise; or

                           (II) by reasonable liquidation of the assets of the
                  Member or Former Member, or assets of the Member's or Former Member's spouse or dependents (within the meaning of section 152 of the Code) that are reasonably available to the Member or Former Member, except to the extent that such liquidation would itself give rise to a Hardship; or

                           (III) by cessation of Deferred Contributions to the
                  Plan or employee contributions or elective deferrals under any other qualified or non- qualified plan maintained by the Company or any other employer; or

                           (IV) by (1) taking payments which are then available
                  under any other qualified or non-qualified plan maintained by the Company or any other employer, or (2) obtaining loans under any qualified or non-qualified plan maintained by the Company or any other employer that are not, at the time of origination, treated as taxable distributions under section 72(p) of the Code, or (3) borrowing from commercial sources on reasonable commercial terms; or

                  (B) all of the following requirements are met:

                           (I) the amount withdrawn does not exceed the amount
                  of the expense (including taxes due thereon) which constitutes the Hardship; and

                           (II) the Member or Former Member has withdrawn (or
                  requested withdrawal of) all amounts available for withdrawal on grounds other than Hardship under all qualified and non-qualified plans maintained by the Company or any Affiliated Employer; and

                           (III) the Member or Former Member has obtained all
                  loans available to him under all qualified and non-qualified plans maintained by the Company or any Affiliated Employer that are not taxable as distributions under section 72(p) of the Code; and

                           (IV) the Member or Former Member waives his right to
                  make Deferred Contributions under this Plan, or elective deferrals or nondeductible voluntary contributions under any other qualified or non qualified plan maintained by the Company or any Affiliated Employer, for a period of 12 months following the date of the withdrawal (if the withdrawal is made before January 1, 2002 and 6 months following the date of the withdrawal (if the withdrawal is made after December 31, 2001) ; and

                           (V) the Member or Former Member waives his right, for
                  his taxable year following the taxable year in which the withdrawal is made, to make Deferred Contributions under this Plan and elective deferrals under any other qualified plan maintained by the Company or any Affiliated Employer in an aggregate amount which exceeds the excess of (a) the maximum dollar limitation imposed under section 402(g) of the Code on elective deferrals for the taxable year following the taxable year in which the withdrawal is made, over (b) the aggregate amount of the Member's or Former Member's Deferred Contributions under the Plan and elective deferrals under all other qualified plans maintained by the Company or any Affiliated Employer for the taxable year in which the withdrawal is made; or

                  (C) The Member or Former Member satisfies such other conditions as the Commissioner of Internal Revenue shall determine to be justification for a presumption that a withdrawal is necessary to alleviate a Hardship.

                  (c) Withdrawals made pursuant to this section 11.3 shall be made pursuant to a written request (which request shall be irrevocable), in the form and manner prescribed by the Plan Administrator, and shall be effected as of the first Valuation Date to occur at least 60 days after the Plan Administrator receives the request for withdrawal, or as of such later Valuation Date as shall be specified in such request, by redeeming vested account balances to the credit of the Member or Former Member in the Investment Funds in such proportions as shall be specified in the request for withdrawal, or if no proportions are specified in proportion to the value of his interest in each Investment Fund.

                  (d) The minimum amount which may be withdrawn is the lesser of $1,000 and the balance in the Member's Deferred Contribution Account (excluding interest), plus, if applicable, the Member's Rollover Account and After-Tax Account.

                  (e) The withdrawal shall be paid to the Member within sixty
(60) days after the Member's written request is received by the Plan Administrator. The balance in the Member's Deferred Contribution Account and Rollover Account shall be determined as of the Valuation Date immediately preceding the date of payment (plus Deferred Contributions and Rollover Contributions made since the Valuation Date).

                  SECTION 11.4      DISTRIBUTIONS ON TERMINATION OF EMPLOYMENT.

                  Subject to section 11.8, upon the termination of employment of a Member or Former Member, the vested balance, if any, to his credit under the Plan shall be distributed to him:

                  (a) if the Member or Former Member has attained Normal Retirement Age at the time of his termination of employment, in a single lump sum payment as of the first Valuation Date to occur following his termination of employment; and

                  (b) in all other cases:

                           (i) if the entire vested balance credited to the
                  Member's or Former Member's Accounts (exclusive of any balance credited to the Member's or Former Member's Rollover Account, beginning January 1, 2002) is not more than (A) $3,500 (or such other amount as may be prescribed pursuant to section 417(e) of the Code) prior to January 1, 1998 and (B) $5,000 (or such other amount as may be prescribed pursuant to section 417(e) of the Code) after December 31, 1997, as of the first Valuation Date to occur following his termination of employment; and

                           (ii) if the entire vested balance credited to the
                  Member's or Former Member's Accounts (exclusive of any balance credited to the Member's or Former Member's Rollover Account, beginning January 1, 2002) is greater than (A) $3,500, (or such other amount as may be prescribed pursuant to section 417(e) of the Code) prior to January 1, 1998 and (B) $5,000 (or such other amount as may be prescribed pursuant to section 417(e) of the Code) after December 31, 1997, in a single lump sum payment or in one or more partial payments as of such Valuation Date or Valuation Dates occurring prior to his attainment of Normal Retirement Age as the Member or Former Member may elect, with a final lump sum payment of the remaining vested balance (if any) credited to his Accounts made as of the first Valuation Date following his attainment of Normal Retirement Age.

Payment shall be made as soon as practicable after the applicable Valuation
Date.

                  SECTION 11.5      PAYMENTS TO BENEFICIARIES.

                  (a) (i) Any Member or Former Member with a balance to his credit under the Plan may designate a primary Beneficiary or Beneficiaries to receive any distribution to which he may be entitled upon his death. A Member or Former Member who has designated a primary Beneficiary or Beneficiaries under this section 11.5 may also designate a contingent Beneficiary or Beneficiaries to receive any distribution to which such Member or Former Member may be entitled upon his death in the event that all of the primary Beneficiaries designated by such Member or Former Member predecease him. Any Beneficiary designation must be made in writing and shall not be effective unless received by the Plan Administrator prior to the death of the person giving it and may be changed or revoked by means of a similar written instrument. A Member or Former Member who is married shall automatically be deemed to have designated his spouse as his sole primary Beneficiary unless, prior to the time such designation would become irrevocable:

                  (i) the Member or Former Member has designated a different or additional primary Beneficiary in accordance with this section 11.5; and

                  (ii) (A) his spouse has consented to such designation in a writing that has acknowledged the effect of such consent and was witnessed by a Plan representative or a notary public; or (B) his spouse has previously consented to such designation by signing a written waiver of any right to consent to any designation made by the Member or Former Member and such waiver acknowledged the effect of the waiver and was witnessed by a Plan representative or a notary public; or (C) it is established to the satisfaction of a Plan representative that the consent of such spouse can not be obtained because such spouse cannot be located or because of other circumstances as the Secretary of the Treasury may by regulations prescribe.

In the event that all of the primary and contingent Beneficiaries designated hereunder predecease the person who designated them, then payment shall be made to the executor or administrator of the estate of the person who designated such deceased Beneficiary or Beneficiaries or if no such executor or administrator is appointed within such time as the Plan Administrator, in his discretion, shall deem reasonable, to such one or more of the spouse and descendants and blood relatives of such person as the Plan Administrator may select. If a Member or Former Member and any Beneficiary or contingent Beneficiary designated by him shall die in such circumstances that there shall be substantial doubt as to which of them shall have been the first to die, for all purposes of the Plan, the person entitled to receive the distribution prior to his death shall be deemed to have survived such Beneficiary or contingent Beneficiary.

                  (b) If a Member or Former Member dies before the Valuation Date as of which entire vested balance credited to his Accounts will be distributed to him, any remaining vested balance credited to the Member's or Former Member's Accounts as promptly as practicable following the Plan Administrator's receipt of notice of the Member's or Former Member's death, and the amount of such distribution shall be determined as of the first Valuation Date to occur following receipt of such notice; provided however, that such distribution shall, in any event, be made no later than December 31st of the calendar year following the calendar year in which the Member or Former Member dies.

                  (c) The determination of whether a Beneficiary is a Designated Beneficiary and whether a Designated Beneficiary is a surviving spouse shall be made not later than September 30th of the calendar year following the calendar year in which the Employee dies.

                  SECTION 11.6      DISTRIBUTION IN SHARES.

                  Subject to such terms and conditions as may be established from time to time by the Plan Administrator, the portion of any distribution that is attributable to the interest of a Member, Former Member or Beneficiary in the Employer Stock Fund shall, if the payment recipient so requests, be paid wholly or partially in Shares. In such event, the maximum number of Shares to be distributed shall be the number of whole Shares that could have been purchased with the Member's, Former Member's or Beneficiary's interest in the Employer Stock on the basis of the value of such interest as of the Valuation Date for the distribution and the fair market value of a Share on such Valuation Date. Fair market value for this purpose shall be determined in such uniform and nondiscriminatory manner as the Plan Administrator may prescribe. Any remaining vested balance of the Member, Former Member or Beneficiary in the Employer Stock Fund shall be paid in cash or cash equivalents.

                  SECTION 11.7      DIRECT ROLLOVERS.

                  (a) This section 11.7 applies to distributions made on or after January 1, 1993. A Distributee may elect, at the time and in the manner prescribed by the Plan Administrator, to have any portion of an Eligible Rollover Distribution paid directly to an Eligible Retirement Plan specified by the Distributee in a Direct Rollover.

                  (b) A Distributee may not divide his or her Eligible Rollover Distribution into separate distributions to be transferred to two or more Eligible Retirement Plans.

                  (c) For purposes of this section 11.7 and any other applicable section of the Plan, the following definitions shall have the following meanings:

                  (i) "Direct Rollover" means a payment by the Plan to the Eligible Retirement Plan specified by the Distributee.

                  (ii) "Distributee" means an Employee or former Employee. In addition, the Employee's or former Employee's surviving spouse and the Employee's or former Employee's spouse or former spouse who is the alternate payee under a qualified domestic relations order, as defined in section 414(p) of the Code, are considered Distributees with regard to the interest of the spouse or former spouse.

                  (iii) "Eligible Retirement Plan" means an individual retirement account described in section 408(a) of the Code, an individual retirement annuity described in section 408(b) of the Code, an annuity plan described in section 403(a) of the Code, or a qualified trust described in section 401(a) of the Code, and (for distributions after December 31, 2001 only) an annuity contract described in section 403(b) of the Code or an eligible deferred compensation plan under section 457(b) of the Code which is maintained by a state, political subdivision of a state, or an agency or instrumentality of a state or political subdivision thereof and which agrees to separately account for amounts transferred into such plan from this Plan, that accepts the Distributee's Eligible Rollover Distribution. However, in the case of an Eligible Rollover Distribution made before January 1, 2002 to a current or former spouse who is the alternate payee under a qualified domestic relations order as defined in Code section 414(p) or to a surviving spouse, an Eligible Retirement Plan is only an individual retirement account or individual retirement annuity.

                  (iv) "Eligible Rollover Distribution" means any distribution of all or any portion of the balance to the credit of the Distributee, except that an Eligible Rollover Distribution does not include: any distribution that is one of a series of substantially equal periodic payments (not less frequently than annually) made for the life (or life expectancy) of the Distributee or the joint lives (or joint life expectancies) of the Distributee and the Distributee's designated Beneficiary, or for a specified period of ten (10) years or more; any distribution to the extent such distribution is required under section 401(a)(9) of the Code; any distribution made after December 31, 1999 on account of Hardship; and in the case of a distribution made before January 1,

         2002, the portion of any distribution that is not includable in gross income (determined without regard to the exclusion for net unrealized appreciation with respect to employer securities). A portion of a distribution that is includible in the gross income of the Distributee that is treated as an Eligible Rollover Distribution may only be transferred in a direct rollover to an Eligible Retirement Plan that agrees to separately account for such portion of the distribution.

                  SECTION 11.8      MINIMUM DISTRIBUTION REQUIREMENTS.

                  (a) Notwithstanding anything contained in the Plan to the contrary, required minimum distributions of the vested balance credited to a Member's or Former Member's Accounts shall commence with:

                  (i) if the Member or Former Member was not a Five Percent Owner at any time during the Plan Year ending in the calendar year in which he attained age 70 1/2 during any of the four preceding Plan Years or during any subsequent years, the later of (A) the calendar year in which he attains or attained age 70 1/2 or (B) the calendar year in which he terminates employment with the Company; or

                  (ii) if the Member or Former Member is or was a Five Percent Owner at any time during the Plan Year ending in the calendar year in which he attained age 70 1/2, during any of the four preceding Plan Years or during any subsequent years, the later of (A) the calendar year in which he attains age 70 1/2 or (B) the calendar year in which he first becomes a Five Percent Owner;

PROVIDED, HOWEVER, that any Member who is employed by the Company as of January 1, 1997 may elect not to receive, or to discontinue receiving, such required minimum distributions until April 1 of the year following the year in which such Member retires from Service with the Company or becomes a Five Percent Owner, whichever is earlier; PROVIDED, FURTHER, that such an election will not affect the Member's right to request in-service withdrawals as provided in section 11.3 of this Plan.

                  (b) The required minimum distributions contemplated by section 11.8(a) shall be made as follows:

                  (i) The minimum required distribution to be made for the calendar year for which the first minimum distribution is required shall be made no later than April 1st of the immediately following calendar year and shall be equal to the quotient obtained by dividing
         (A) the vested balance credited to the Member's or Former Member's Account as of the last Valuation Date to occur in the calendar year immediately preceding the calendar year for which the first minimum distribution is required (adjusted to account for any additions thereto or subtractions therefrom after such Valuation Date but on or before December 31st of such calendar year); by (B) the Member's or Former Member's life expectancy (or, if his Beneficiary is a Designated Beneficiary, the joint life and last survivor expectancy of him and his Beneficiary); and

                  (ii) the minimum required distribution to be made for each calendar year following the calendar year for which the first minimum distribution is required shall be made no later than December 31st of the calendar year for which the distribution is required and shall be equal to the quotient obtained by dividing (A) the vested balance credited to the Member's or Former Member's Account as of the last Valuation Date to occur in the calendar year prior to the calendar year for which the distribution is required (adjusted to account for any additions thereto or subtractions therefrom after such Valuation Date but on or before December 31st of such calendar year and, in the case of the distribution for the calendar year immediately following the calendar year for which the first minimum distribution is required, reduced by any distribution for the prior calendar year that is made in the current calendar year); by (B) the Member's or Former Member's life expectancy (or, if his Beneficiary is a Designated Beneficiary, the joint life and last survivor expectancy of him and his Beneficiary).

                  (c) For purposes of section 11.8(b):

                           (i) for taxable years beginning before January 1,
                  2003, the life expectancy of a Member or Former Member (or the joint life and last survivor expectancy of a Member or Former Member and his Designated Beneficiary) for the calendar year in which the Member or Former Member attains age 70 1/2 shall be determined on the basis of Tables V and VI, as applicable, of section 1.72-9 of the Income Tax Regulations as of the Member's or Former Member's birthday in such year. Such life expectancy or joint life and last survivor expectancy for any subsequent year shall be equal to the excess of (1) the life expectancy or joint life and last survivor expectancy for the year in which the Member or Former Member attains age 70 1/2, over (2) the number of whole years that have elapsed since the Member or Former Member attained age 70 1/2; and

                           (ii) for taxable years beginning after December 31,
                  2002, during the Member's or Former Member's lifetime, life expectancy shall be equal to:

                                    (A) the distribution period in the Uniform
                           Lifetime Table set forth in section 1.401(a)(9)-9 of the Treasury regulations, using the Member's age as of the Member's birthday in such calendar year; or

                                    (B) if the Member's spouse is the sole
                           designated Beneficiary and the spouse is more than ten years younger than the Member, the number in the Joint and Last Survivor Table set forth in section 1.401(a)(9)-9 of the Treasury regulations, using the Member's and spouse's attained ages as of the Member's and spouse's birthdays in such calendar year.

                                   ARTICLE XII

                                 ADMINISTRATION

                  SECTION 12.1      PLAN ADMINISTRATOR.

                  There shall be a Plan Administrator, who shall be an individual, committee or other person appointed by the Company to perform the duties and have the responsibilities imposed upon the Plan Administrator pursuant to the Plan and ERISA. If the Company shall fail to appoint a Plan Administrator, then the Company shall serve in such capacity. A Plan Administrator appointed by the Company may resign only by giving at least thirty
(30) days prior written notice of resignation to the Company, and such resignation shall be effective on the date specified in such notice. The Trustee and any other person dealing with the Plan Administrator shall be fully protected in relying upon any written notice, instruction, direction or other communication signed by the person certified to it by the Company as the duly appointed Plan Administrator or by any person authorized by the Plan Administrator to sign the same on his behalf.

                  SECTION 12.2      PLAN ADMINISTRATOR'S POWERS AND
                                    RESPONSIBILITIES.

                  The Plan Administrator shall, subject to the responsibilities of the Trustee and the Company, have the following responsibilities:

                  (a) To maintain records necessary or appropriate for the administration of the Plan;

                  (b) To give such instructions, notices, information, materials, reports and certifications to the Trustee of the Plan as may be necessary or appropriate in the administration of the Plan;

                  (c) To prescribe forms and make rules and regulations consistent with the terms of the Plan;

                  (d) To require such proof as may be necessary or appropriate in the administration of the Plan, including without limitation, proof of age, relationship or good health of a Member, Former Member or the spouse, children or Beneficiary of either, and if satisfactory proof is not submitted, the Plan Administrator may make such determination for purposes of the Plan, and such determination shall be conclusive and binding;

                  (e) To prepare and file, distribute or furnish, all reports, plan descriptions, and other information concerning the Plan, including, without limitation, filings with the Secretary of Labor and communications with Members, Former Members and other persons, as shall be required of the Plan Administrator under ERISA;

                  (f) To determine any question arising in connection with the Plan, and the Plan Administrator's decision or action in respect thereof shall be final and conclusive, and binding upon the Company, the Trustee, other Fiduciaries, Members, Former Members and any other person having an interest under the Plan;

                  (g) To review and dispose of claims filed pursuant to section 12.3, and appeals filed pursuant to section 12.4;

                  (h) If the Plan Administrator shall determine that by reason of illness, senility, insanity, or for any other reason, it is undesirable to make any payment to a Member, Former Member, Beneficiary or any other person entitled thereto, to direct the application of any amount so payable to the use or benefit of such person in any manner that it may deem advisable or to direct the withholding of any payment under the Plan due to any person under legal disability until a representative competent to receive such payment on his behalf shall be appointed pursuant to law;

                  (i) To review the performance of the Trustee and other Named Fiduciaries in investing, managing and controlling the assets of the Plan;

                  (j) To establish a funding policy and method consistent with the objectives of the Plan and the requirements of ERISA, and to review such policy and method at least annually;

                  (k) To report to and make recommendations to the Board regarding changes in the Plan, including changes in the operation and management of the Plan and removal and replacement of the Trustee or other fiduciaries or service providers;

                  (1) To discharge such other responsibilities or follow such directions as may be assigned or given by the Company; and

                  (m) To perform any duty or take any action which is allocated to the Plan Administrator under the Plan.

The Plan Administrator shall have the power and authority necessary or appropriate to carry out its responsibilities.

                  SECTION 12.3      CLAIMS PROCEDURE.

                  Any claim relating to benefits under the Plan shall be filed with the Plan Administrator on a form prescribed by him. If a claim is denied in whole or in part, the Plan Administrator shall give the claimant written notice of such denial, which notice shall specifically set forth:

                  (a) The reasons for the denial;

                  (b) The pertinent Plan provisions on which the denial was based;

                  (c) Any additional material or information necessary for the claimant to perfect his claim and an explanation of why such material or information is needed; and

                  (d) An explanation of the Plan's procedure for review of the denial of the claim.

In the event that the claim is not granted and notice of denial of a claim is not furnished by the 30th day after such claim was filed, the claim shall be deemed to have been denied on such 30th day for the purpose of permitting the claimant to request review of the claim.

                  SECTION 12.4      CLAIMS REVIEW PROCEDURE.

                  Any person whose claim filed pursuant to section 12.3 has been denied in whole or in part by the Plan Administrator may request review of the claim by the Trustees, upon a form prescribed by the Plan Administrator. The claimant shall file such form (including a statement of his position) with the Trustees no later than 90 days after the mailing or delivery of the written notice of denial provided for in section 12.3, or, if such notice is not provided, within 90 days after such claim is deemed denied pursuant to section
12.3. The claimant shall be permitted to review pertinent documents. A decision shall be rendered by the Trustees and communicated to the claimant not later than 60 days after receipt of the claimant's written request for review. However, if the Trustees finds it necessary, due to special circumstances (for example, the need to hold a hearing), to extend this period and so notifies the claimant in writing, the decision shall be rendered as soon as practicable, but in no event later than 120 days after the claimant's request for review. The decision of the Trustees shall be in writing and shall specifically set forth:

                  (a) The reasons for the decision; and

                  (b) The pertinent Plan provisions on which the decision is based.

Any such decision of the Trustees shall be binding upon the claimant and the Company, and the Plan Administrator shall take appropriate action to carry out such decision.

                  SECTION 12.5 ALLOCATION OF FIDUCIARY RESPONSIBILITIES AND EMPLOYMENT OF ADVISORS.

                  Any Fiduciary may:

                  (a) Allocate any of his or its responsibilities (other than trustee responsibilities) under the Plan to such other person or persons as he or it may designate, provided that such allocation and designation shall be in writing and filed with the Plan Administrator;

                  (b) Employ one or more persons to render advice to him or it with regard to any of his or its responsibilities under the Plan; and

                  (c) Consult with counsel, who may be counsel to the Company.

                  SECTION 12.6      OTHER ADMINISTRATIVE PROVISIONS.

                  (a) Any person whose claim has been denied in whole or in part must exhaust the administrative review, procedures provided in section 12.4 prior to initiating any claim for judicial review.

                  (b) No bond or other security shall be required of the Plan Administrator, the Trustees and/or any officer or Employee of the Company to whom fiduciary responsibilities are allocated by a Fiduciary, except as may be required by ERISA.

                  (c) Subject to any limitation on the application of this
section 12.6(c) pursuant to ERISA, neither the Plan Administrator, the Trustees, nor any officer or Employee of the Company to whom fiduciary responsibilities are allocated by a Fiduciary, shall be liable for any act of omission or commission by himself or by another person, except for his own individual willful and intentional malfeasance.

                  (d) The Plan Administrator may, except with respect to actions under section 12.4, shorten, extend or waive the time (but not beyond 60 days) required by the Plan for filing any notice or other form with the Plan Administrator, or taking any other action under the Plan.

                  (e) The Plan Administrator may direct that the costs of services provided pursuant to section 12.5, and such other reasonable expenses as may be incurred in the administration of the Plan, shall be paid out of the funds of the Plan unless the Company shall pay them.

                  (f) Any person, group of persons, committee, corporation or organization may serve in more than one fiduciary capacity with respect to the Plan.

                  (g) Any discretionary acts to be taken under the Plan with respect to its administration shall be uniform in their nature and applicable to all persons similarly situated, and no discretionary acts shall be taken which will be discriminatory under the provisions of the Code applicable to plans of this nature.

                  (h) Any action taken or omitted to be taken by a Fiduciary pursuant to authority granted hereunder shall be conclusive and binding on all parties, except to the extent that a court of competent jurisdiction determines that in acting or omitting to act, a Fiduciary has acted arbitrarily and capriciously.

                  (i) If the Plan Administrator shall determine that by reason of illness, senility, insanity, or for any other reason, it is undesirable to make any payment to a Member, Former Member, Beneficiary or any other person entitled thereto, the Plan Administrator shall direct the application of any amount so payable to the use or benefit of such person in any manner that he may deem advisable or direct the withholding of any payment under the Plan due to any person under legal disability until a representative competent to receive such payment in his behalf shall be appointed pursuant to law.

                  (j) Wherever, in the administration of the Plan, any action by the Company or the Plan Administrator is required with respect to eligibility, classification of Employees, contributions, benefits or determinations of Hours of Service or any other matter, such action shall be substantially uniform in nature as applied to all persons similarly situated.

                                  ARTICLE XIII

                            AMENDMENT AND TERMINATION

                  SECTION 13.1      AMENDMENT AND TERMINATION.

                  The Company expects to continue the Plan indefinitely, but specifically reserves the right, in its sole discretion, at any time, by appropriate action of the Board, to amend, in whole or in part, any or all of the provisions of the Plan and to terminate the Plan at any time. Subject to the provisions of section 13.3, no such amendment or termination shall permit any part of the Trust Fund to be used for or diverted to purposes other than for the exclusive benefit of Members, Former Members, Beneficiaries or other persons entitled to benefits, and no such amendment or termination shall reduce the accrued benefit of any Member, Former Member, Beneficiary or other person who may be entitled to benefits, without his consent. In the event of a termination or partial termination of the Plan or upon complete discontinuance of contributions under the Plan, the Account of each affected Participant and Former Participant shall forthwith become fully vested.

                  SECTION 13.2 AMENDMENT OR TERMINATION OTHER THAN BY ASTORIA FEDERAL SAVINGS AND LOAN ASSOCIATION.

                  In the event that a corporation or trade or business other than Astoria Federal Savings and Loan Association shall adopt this Plan, such corporation or trade or business shall, by adopting the Plan, empower Astoria Federal Savings and Loan Association to amend or terminate the Plan, insofar as it shall cover employees of such corporation or trade or business, upon the terms and conditions set forth in section 13.1; provided, however, that any such corporation or trade or business may, by action of its board of directors or other governing body, amend or terminate the Plan, insofar as it shall cover employees of such corporation or trade or business, at different times and in a different manner. In the event of any such amendment or termination by action of the board of directors or other governing body of such a corporation or trade or business, a separate plan shall be deemed to have been established for the employees of such corporation or trade or business, and the assets of such plan shall be segregated from the assets of this Plan at the earliest practicable date and shall be dealt with in accordance with the documents governing such separate plan.

                  SECTION 13.3      CONFORMITY TO U.S. INTERNAL REVENUE CODE.

                  The Company has established the Plan with the intent that the Plan and Trust will at all times be qualified under section 401(a) and exempt under section 501(a) of the Code, and with the intent that contributions under the Plan will be allowed by the Code as deductions in computing net income of the Company for federal income tax purposes, and the provisions of the Plan and Trust Agreement shall be construed to effectuate such intentions. Accordingly, notwithstanding anything to the contrary herein provided, the Plan and the Trust Agreement may be amended at any time without prior notice to Members, Former Members, Beneficiaries or any other persons, if such amendment is deemed by the Board to be necessary or appropriate to effectuate such intent.

                  SECTION 13.4      CONTINGENT NATURE OF CONTRIBUTIONS.

                  (a) All contributions to the Plan, other than Rollover Contributions, are made upon the condition that such contributions will be allowed as a deduction in computing the net income of the Company for Federal income tax purposes. To the extent that any such deduction is disallowed, the amount disallowed may, at the election of the Company, be returned to the Company within one year after the deduction is disallowed.

                  (b) Any contributions made to the Plan as a result of a mistake of fact may, at the election of the Company, be returned to the Company within one year after such contributions are made.

                                   ARTICLE XIV

                     SPECIAL RULES FOR TOP HEAVY PLAN YEARS

                  SECTION 14.1      IN GENERAL.

                  As of the Determination Date for each Plan Year, the Plan Administrator shall determine whether the Plan is a Top Heavy Plan in accordance with the provisions of this Article XIV. If, as of such Determination Date, the Plan is a Top Heavy Plan, then the Plan Year immediately following such Determination Date shall be a Top Heavy Plan Year and the special provisions of this Article IV shall be in effect.

                  SECTION 14.2      DETERMINATION OF TOP HEAVY PLAN.

                  (a) Subject to section 14.2(c), the Plan is a Top Heavy Plan, if, as of a Determination Date: (i) it is not a member of a Required Aggregation Group, and (ii)(A) the sum of the Cumulative Accrued Benefits of all Key Employees exceeds 60% of (B) the sum of the Cumulative Accrued Benefits of all Employees (excluding former Key Employees), former Employees (excluding former Key Employees and all other former Employees who have not performed any services for the Company or any Affiliated Employer during the immediately preceding 5 Plan Years if the Determination Date is before January 1, 2002 and one Plan Year If the Determination Date is after December 31, 2001) and their Beneficiaries.

                  (b) Subject to section 14.2(c), the Plan is a Top Heavy Plan, if, as of a Determination Date: (i) the Plan is a member of a Required Aggregation Group, and (ii)(A) the sum of the Cumulative Accrued Benefits of all Key Employees under all plans that are members of the Required Aggregation Group exceeds 60% of (B) the sum of the Cumulative Accrued Benefits of all Employees (excluding former Key Employees), former Employees (excluding former Key Employees and all other former Employees who have not performed any services for the Company or any Affiliated Employer during the immediately preceding 5 Plan Years if the Determination Date is before January 1, 2002 and one Plan Year If the Determination Date is after December 31, 2001), and their Beneficiaries under all plans that are members of the Required Aggregation Group.

                  (c) Notwithstanding sections 14.2(a) and 14.2(b), the Plan is not a Top Heavy Plan if, as of a Determination Date: (i) the Plan is a member of a Permissible Aggregation Group, and (ii) (A) the sum of the Cumulative Accrued benefits of all Key Employees under all plans that are members of the Permissible Aggregation Group does not exceed 60 % of (B) the sum of the Cumulative Accrued Benefits of all Employees (excluding former Key Employees), former Employees (excluding former Key Employees and all other former Employees who have not performed any services for the Company or any Affiliated Employer during the immediately preceding 5 Plan Years if the Determination Date is before January 1, 2002 and one Plan Year If the Determination Date is after December 31, 2001), and their Beneficiaries under all plans that are members of the Permissible Aggregation Group.

                  SECTION 14.3      DETERMINATION DATE.

                  The Determination Date of the Plan Year shall be the last day of the preceding Plan Year. The Determination Date for any other plan maintained by the Company or any Affiliated Employer for a plan year shall be the last day of the preceding plan year of each such plan, except that in the case of the first plan year of such plan, it shall be the last day of such first plan year.

                  SECTION 14.4      CUMULATIVE ACCRUED BENEFITS.

                  (a) A person's Cumulative Accrued Benefits under this Plan as of a Determination Date shall equal the sum of:

                  (i) the value of such person's Accounts under this Plan as of the most recent Valuation Date coincident with or next preceding the Determination Date; and

                  (ii) the amount of any distributions of such person's Cumulative Accrued Benefits under the Plan (including, for Plan Years beginning after December 31, 2001, distributions under terminated plans that would have been included in the Required Aggregation Group if not terminated) during the 5-year period (for all distributions for Plan Years beginning before January 1, 2002 and for in-service distributions for Plan Years beginning after December 31, 2001) or 1-year period (for all distributions other than in-service distributions for Plan Years beginning after December 31, 2001) ending on the Determination Date.

For purposes of this section 14.4(a), the computation of a person's Cumulative Accrued Benefits, and the extent to which distributions, rollovers and transfers are taken into account will be made in accordance with section 416 of the Code and the regulations thereunder.

                  (b) For purposes of this Plan, the term "Cumulative Accrued Benefits" with respect to any other plan shall mean the cumulative accrued benefits determined for purposes of section 416 of the Code under the provisions of such plans.

                  (c) For purposes of determining the top heavy status of a Required Aggregation Group or a Permissible Aggregation Group, Cumulative Accrued Benefits under this Plan and Cumulative Accrued Benefits under any other plan shall be determined as of the Determination Date that falls within the same calendar year as the Determination Dates of all other members of such Required Aggregation Group or Permissible Aggregation Group.

                  SECTION 14.5      KEY EMPLOYEES.

                  (a) For purposes of the Plan, the term Key Employee means any Employee or former Employee (including any deceased Employee) who, at any time during the current Plan Year or (for Plan Years beginning before January 1, 2002) any of the four preceding Plan Years, is or was: (i) an Officer having annual Total Compensation greater than: (A) 50% of the amount in effect under section 415(b)(1)(A) of the Code (for Plan Years beginning before January 1, 2002) and ((B) the greater of $130,000 or such higher amount as may be prescribed under section 416(i) of the Code (for Plan Years beginning after December 31, 2001);
         (ii) a person who is a Five Percent Owner; (iii) a person who owns more than 1% of the Company and who has an annual Total Compensation from the Company of more than $150,000; or (iv) in Plan Years beginning before January 1, 2002, 1 of the 10 persons owning the largest interests in the Company and having an annual compensation from the Company in excess of the dollar limitation in effect under section 415(c)(1)(A) of the Code for such Plan Year.

                  (b) For purposes of section 14.5(a):

                  (i) a person's Total Compensation from Affiliated Employers shall be aggregated, but his ownership interests in Affiliated Employers shall not be aggregated;

                  (ii) the term Key Employee shall also include the Beneficiary of a deceased Key Employee;

                  (iii) for purposes of section 14.5(a)(i), no more than 50 Employees (or, if less, the greater of 3 or 10% of all Employees) shall be treated as officers and in the event the Company has more officers than the maximum number required to be taken into account under section 14.5(a)(i), the term Key Employee shall mean those officers, up to the maximum number, with the highest annual Total Compensation in any one of the 5 consecutive Plan Years ending on the Determination Date; and

                  (iv) for purposes of section 14.5(a)(ii), if two or more persons have equal ownership interests in the Company, each such person shall be considered as having a larger ownership interest than any such person with a lower annual Total Compensation.

                  SECTION 14.6      REQUIRED AGGREGATION GROUP.

                  For purposes of this Article XIV, a Required Aggregation Group shall consist of (a) this Plan; (b) any other qualified plan maintained by the Company that covers Key Employees;

(including any plan that was terminated during the 5-year period ending on the Determination Date) and (c) any other qualified plans that are required to be aggregated for purposes of satisfying the requirements of sections 401(a)(4) and 410(b) of the Code (including any plan that was terminated during the 5-year period ending on the Determination Date).

                  SECTION 14.7      PERMISSIBLE AGGREGATION GROUP.

                  For purposes of this Article XIV, a Permissible Aggregation Group shall consist of (a) the Required Aggregation Group and (b) any other qualified plans maintained by the Company; PROVIDED, HOWEVER, that the Permissible Aggregation Group must satisfy the requirements of sections 401(a)(4) and 410(b) of the Code.

                  SECTION 14.8      SPECIAL REQUIREMENTS DURING TOP HEAVY PLAN
                                    YEARS.

                  (a) During any Top Heavy Plan Year which begins before January 1, 1989, the amount of compensation taken into account under the Plan for any person shall not exceed $200,000 (or such higher amount as may be prescribed by regulation in accordance with section 416(d)(2) of the
         Code).

                  (b) For each Top Heavy Plan Year a minimum employer contribution shall be made with respect to a Member (other than a Key Employee) who is a Member on the last day of such Top Heavy Plan Year. Such minimum contribution, when expressed as a percentage of his Total Compensation for such Top Heavy Plan Year, shall not be less than 3% of such Member's Total Compensation for such Top Heavy Plan Year, or if less, the highest combined rate, expressed as a percentage of Total Compensation at which employer contributions (including Deferred Contributions other than Catch-Up Deferred Contributions) were made on behalf of a Key Employee for such Top Heavy Plan Year. In Plan Years beginning after December 31, 2001, Company Contributions shall be applied to offset the required minimum contribution and shall also be taken into account in determining Contribution Percentages.

                  (c) For any Top Heavy Plan Year, the number "1.0"shall be substituted for the number "1.25" in sections 6.2(c)(ii) and 6.2(c)(iii), that begins before January 1, 2000 except that:

                  (i) this section 14.8(c) shall not apply to any person for a Top Heavy Plan Year that is not a Super Top Heavy Plan Year if the requirements of section 14.8(b) would be satisfied for such Top Heavy Plan Year if the number "4%" were substituted for the number "3%" in section 14.8(b); and

                  (ii) this section 14.8(c) shall not apply to any person for a Top Heavy Plan Year if, during such Top Heavy Plan Year, there are no employer contributions allocated to such person under this Plan or any other qualified defined contribution plan maintained by the Company, and there are no accruals for such person under any qualified defined benefit plan maintained by the Company.

For purposes of this section 14.8(c), the term Super Top Heavy Plan Year means a Top Heavy Plan Year in which the Plan would meet the definitional requirements of sections 14.2(a) or 14.2(b) if the term "90%" were substituted for the term "60%" in sections 14.2(a), 14.2(b) and 14.2(c).

                                   ARTICLE XV

                            MISCELLANEOUS PROVISIONS

                  SECTION 15.1      GOVERNING LAW.

                  The Plan shall be construed, administered and enforced according to the laws of the State of New York without giving effect to the conflict of law principles thereof, except to the extent that such laws are preempted by federal law.

                  SECTION 15.2      HEADINGS.

                  The headings of articles and sections are included solely for convenience of reference and are to be ignored in any construction of the provisions hereof. If there is any conflict between these headings and the text of the Plan, the text shall control. Any reference to a section or article number shall refer to a section or article of this Plan unless otherwise stated.

                  SECTION 15.3      NO RIGHT TO CONTINUED EMPLOYMENT.

                  Neither the establishment of the Plan, nor any provisions of the Plan or of the Trust Agreement establishing the Trust Fund, nor any action of the Plan Administrator or Trustees, shall be held or construed to confer upon any Employee any right to a continuation of employment by the Company. This Plan shall not be construed as creating or changing any contract of employment between the Company and its Employees, whether Members hereunder or not. The Company reserves the right to deal with its Employees, whether Members hereunder or not, and to terminate their respective employment at any time, to the same extent as though this Plan had not been adopted.

                  SECTION 15.4      CONSTRUCTION OF LANGUAGE.

                  Wherever appropriate in the Plan, words used in the singular may be read in the plural, words used in the plural may be read in the singular, and words importing the masculine gender shall include the feminine and the neuter.

                  SECTION 15.5       MERGER WITH OTHER PLANS.

                  The Plan shall not be merged or consolidated with, nor transfer its assets or liabilities to, any other plan unless each Member, Former Member, Beneficiary and other person entitled to benefits would (if that plan then terminated) receive a benefit immediately after the merger, consolidation or transfer which is equal to or greater than the benefit he would have been entitled to receive if the Plan had terminated immediately before the merger, consolidation, or transfer.

                  SECTION 15.6      NON-ALIENATION OF BENEFITS.

                  (a) Except as provided in section 15.6(b) and (c), the right to receive a benefit or interest under the Plan shall not be subject in any manner to anticipation, alienation, or assignment, either voluntarily or involuntarily, nor shall such right be liable for or subject to debts, contracts, liabilities, engagements or torts.

                  (b) This section 15.6 shall not prohibit the Plan Administrator from recognizing a Domestic Relations Order that is determined to be a Qualified Domestic Relations Order in accordance with section 15.7.

                  (c) Notwithstanding anything in the Plan to the contrary, a Member's, Former Member's or Beneficiary's Accounts under the Plan may be offset by any amount such Member, Former Member or Beneficiary is required or ordered to pay to the Plan if:

                  (i) the order or requirement to pay arises: (A) under a judgment issued on or after August 5, 1997 of conviction for a crime involving the Plan; (B) under a civil judgment (including a consent order or decree) entered by a court on or after August 5, 1997 in an action brought in connection with a violation (or alleged violation) of part 4 of subtitle B of title I of ERISA; or (C) pursuant to a settlement agreement entered into on or after August 5, 1997 between the Member, Former Member or Beneficiary and one or both of the United States Department of Labor and the Pension Benefit Guaranty Corporation in connection with a violation (or alleged violation) of part 4 of subtitle B of title I of ERISA by a fiduciary or any other person; and

                  (ii) the judgment, order, decree or settlement agreement expressly provides for the offset of all or part of the amount ordered or required to be paid to the Plan against the Member's, Former Member's or Beneficiary's benefits under the Plan.

                  SECTION 15.7      PROCEDURES INVOLVING DOMESTIC RELATIONS
                                    ORDERS.

                  Upon receiving a Domestic Relations Order, the Plan Administrator shall segregate in a separate account or in an escrow account, or separately account for, the amounts payable to any person pursuant to such Domestic Relations Order, pending a determination whether such Domestic Relations Order constitutes a Qualified Domestic Relations Order, and shall give notice of the receipt of the Domestic Relations Order to the Member or Former Member and each other person affected thereby. If, within 18 months after receipt of such Domestic Relations Order, the Plan Administrator, a court of competent jurisdiction or another appropriate authority determines that such Domestic Relations Order constitutes a Qualified Domestic Relations Order, the Plan Administrator shall direct the Trustee to pay the segregated amounts (plus any interest thereon) to the person or persons entitled thereto under the Qualified Domestic Relations Order. If it is determined that the Domestic Relations Order is not a Qualified Domestic Relations Order or if no determination is made within the prescribed 18-month period, the segregated amounts shall be distributed as though the Domestic Relations Order had not been received, and any later

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determination that such Domestic Relations Order constitutes a Qualified
Domestic Relations Order shall be applied only with respect to benefits that remain undistributed on the date of such determination. The Plan Administrator shall be authorized to establish such reasonable administrative procedures as he deems necessary or appropriate to administer this section 15.7. This section
15.7 shall be construed and administered so as to comply with the requirements of sections 401(a)(13) and 414(p) of the Code, as amended by the Retirement Equity Act of 1984.

                  SECTION 15.8      ENFORCEABILITY.

                  If any provisions of this Plan shall be held invalid or unenforceable, such invalidity or unenforceability shall not affect any other provisions, and this Plan shall be construed and enforced as if such provisions had not been included.

                  SECTION 15.9      EFFECT OF RESTATEMENT.

                  Except as otherwise provided herein, the Plan described herein shall, effective as of January 1, 1994, amend and supersede all provisions of the Plan as in effect on December 31, 1993, except that the rights of persons who terminated employment or retired prior to January 1, 1994 shall be governed by the terms of the Plan at the time of such termination or retirement.

                                   ARTICLE XVI

                    SPECIAL RULES FOR FORMER PARTICIPANTS IN

                THE LONG ISLAND SAVINGS BANK 401(K) SAVINGS PLAN

                  SECTION 16.1      MERGER WITH LISB PLAN.

                  Effective as of such date as the Plan Administrator may specify as the effective date for the merger of The Long Island Savings Bank 401(k) Savings Plan ("LISB Plan") into the Plan the LISB Plan was merged with and into the Plan and the assets and liabilities of the LISB Plan were transferred to the Plan. The provisions of this Article XVII shall apply to individuals who were former participants in the LISB Plan immediately before the merging of the plans.

                  SECTION 16.2      ACCOUNTS OF LISB PARTICIPANTS.

                  Effective as of such date as the Plan Administrator may specify as the effective date for the merger of the LISB Plan into the Plan, the assets and liabilities credited to a LISB Participant's "Participant's Account" shall be transferred from the LISB Plan into the Accounts established for him under the Plan ("Transferred Assets"). Amounts which were treated as "Deferred Salary Contributions" or "Participant Contributions" in the LISB Plan shall be treated as Deferred Contribution or "After-Tax Contributions", respectively, amounts which were treated as a "Rollover Contributions" in the LISB Plan shall be treated as Rollover Contributions and amounts which were treated as "Matching Thrift Contribution" in the LISB Plan shall be treated as Company Contributions.

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


                  SECTION 16.3      STATUS AS MEMBER.

                  Any person who was a Participant, or an employee with a Rollover Contribution Account, in the LISB Plan ("LISB Participant") who has an Account under Section 17.2 shall be deemed to be a Member except that no contributions shall be made for and no Forfeitures shall be allocated to a LISB Participant until he has satisfied the eligibility requirements set forth in
Section 3.1 and become a Member in accordance with Section 3.2.

                  SECTION 16.4      DISTRIBUTION PROVISIONS.

                  Until the nineteenth day after the date on which the Plan Administrator notifies a LISB Beneficiary that his distribution options are limited to this contained elsewhere in this Plan, a LISB Participant or LISB Beneficiary shall be entitled to receive that portion of his Account attributable to Transferred Assets distributed under one of the methods of distribution under the LISB Plan at such times and according to such procedures as are specified in the LISB Plan as of the day before date as the Plan Administrator may specify as the effective date for the merger of the LISB Plan into the Plan. Thereafter, he or she shall receive his or her Account balance according to one of the methods of distribution under set forth in this Plan without regard to this Section 16.4.

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